UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07443

Name of Registrant:	Vanguard Whitehall Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code:	(610) 669-1000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2006–April 30, 2007

Item 1: Reports to Shareholders

Vanguard® Selected Value Fund

> Semiannual Report

April 30, 2007

>  Vanguard Selected Value Fund returned an excellent 11.4% for the first half of its fiscal year.

>  Favorable stock selections within the consumer discretionary and industrials sectors produced the strongest gains.

>  Health care stocks were a weak spot for the fund.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	9
Performance Summary	10
Financial Statements	11
About Your Fund’s Expenses	21
Trustees Approve Advisory Agreements	23
Glossary	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Selected Value Fund	VASVX	11.4%
Russell Midcap Value Index		12.8
Average Mid-Cap Value Fund[1]		12.9
Dow Jones Wilshire 5000 Composite Index		9.1

Your Fund’s Performance at a Glance
October 31, 2006–April 30, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Selected Value Fund	$21.38	$22.36	$0.32	$1.05

1  Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

The market continued to favor stocks with a value profile, driving Vanguard Selected Value Fund to an excellent 11.4% return for the six months ended April 30, 2007. Both the gain for the fund’s benchmark and the average return among mid-capitalization value funds were marginally higher.

During the half-year, the Selected Value Fund was concentrated in two broad sectors, consumer discretionary and financials, which accounted for about 45% of the fund’s holdings, on average. The advisors’ selections in consumer discretionary performed very well; returns were weaker in the financials area, which was dogged by problems among mortgage lenders.

Stocks soared to a new high in the final month of the period

The U.S. stock market was particularly volatile during the six-month period. The Dow Jones Industrial Average crept up gradually through the first three months, fell steeply in late February, then recovered in March and climbed steadily through April. The Dow closed above 13,000 for the first time on April 25 and gained 5.9% overall for the month, its best single-month performance since December 2003.

During the period, the market was buoyed by economic reports that showed slower, but broad-based, growth in the domestic economy, and by strong profit reports from a host of blue-chip companies. Once again, international stocks outperformed U.S. equities. In a marked turnaround from recent years, large-capitalization stocks outpaced small-cap issues.

Bonds produced modest gains

The Federal Reserve Board maintained its target for the federal funds rate at 5.25% throughout the six-month period. The inversion of the yield curve continued, with yields of long-term bonds remaining lower than short-term yields. As inflation fears abated, the premium generally paid for long-term bonds—and for the longer commitment of capital—diminished.

Money market instruments continued to be a bright spot in the fixed income firmament, returning 2.5% for the half-year, as measured by the Citigroup 3-Month Treasury Bill Index. The yield of 3-month U.S. Treasuries was 4.8% at the end of the period. For the six months, the broad taxable bond market returned 2.6%, while municipal bonds posted a return of 1.6%.

Wide array of consumer stocks drove fund’s return

Vanguard Selected Value’s managers hunt for mid-cap stocks representing solid businesses at discounted prices. The strategy has often led to concentrations in sectors that have been ignored (or worse) by the market but offer a good dividend. The consumer discretionary sector is a good example, with its retailers, homebuilders, and carmakers. The fund had an average 21% weighting in the sector overall (compared with the benchmark’s 13% exposure).

Market Barometer
			Total Returns
		Periods Ended April 30, 2007
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	9.1%	15.2%	9.1%
Russell 2000 Index (Small-caps)	6.9	7.8	11.1
Dow Jones Wilshire 5000 Index (Entire market)	9.1	14.5	9.7
MSCI All Country World Index ex USA (International)	16.1	19.7	18.3

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	2.6%	7.4%	5.1%
Lehman Municipal Bond index	1.6	5.8	5.2
Citigroup 3-Month Treasury Bill Index	2.5	5.0	2.6

CPI
Consumer Price Index	2.4%	2.6%	2.8%

1  Annualized.

The managers’ selections within the sector were almost uniformly strong performers. They included Idearc, producer of the Verizon Yellow Pages, which added a quarterly dividend, and toy maker Mattel, which increased its annual dividend by 30%. Shares of Service Corp. International, which owns a network of funeral homes and cemeteries, also rallied when it announced an expanded share-buyback program.

The managers’ few selections in the industrials sector also turned in great performances. Goodrich, which supplies parts for aerospace and defense systems, won several contracts during the half-year. And Air France KLM gained from consolidation among European airlines and merger-related synergies. The results of the consumer discretionary and industrials sectors together accounted for nearly half the fund’s gain.

The fund’s largest weighting, at an average of 24%, was financials. This was the weakest of all the sectors during the period, as problems in the subprime mortgage market affected a range of companies that lend to consumers. Another weak spot was health care stocks. The list of the fund’s worst-performing stocks was dominated by Omnicare (which provides pharmaceuticals to nursing homes), HealthSouth (owner of rehabilitation centers), and Quest Diagnostics (provides laboratory testing). Each has seen earnings reduced by a range of woes.

Annualized Expense Ratios[1]
Your fund compared with its peer group
		Average
		Mid-Cap
	Fund	Value Fund
Selected Value Fund	0.41%	1.45%

1  Fund expense ratio reflects the six months ended April 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

A balanced strategy positions you for the long term

The fund’s advisors are willing to stand by stocks that go through a rough patch, often to the benefit of fund shareholders who stick with the fund. At Vanguard, we always encourage shareholders to evaluate their investments from a long-term perspective too. In our view, a stock fund like Selected Value should be part of a carefully considered, balanced portfolio with an asset allocation that reflects your personal appetite for risk, your time horizon, and your investment goals.

Over time, a well-diversified portfolio that holds both value and growth stock funds, as well as bond and money market funds, can help position you to reap the rewards of the markets’ best-performing assets while muting the impact of the worst-performing ones. With its low expenses and long-term focus on value investing, Vanguard Selected Value Fund can play an important role in such an investment plan.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

May 15, 2007

Advisors’ Report

During the fiscal half-year ended April 30, 2007, Vanguard Selected Value Fund returned 11.4%. This performance reflected the combined efforts of your fund’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the percentage and amount of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment.

Barrow, Hanley, Mewhinney

& Strauss, Inc.

Portfolio Managers:

James P. Barrow, Founding Partner

Mark Giambrone, Principal

The past six-month period has been a strong one in the market overall and the Selected Value Fund underperformed relative to our benchmark. As we stated in our October 2006 report to you, however, some sectors that to us seem unattractive are leading the market, so we are relegated to swimming against the tide. We remain underweighted in utilities and certain financials (particularly REITs), which have been very strong. In both cases, valuations are extreme, and we would

Vanguard Selected Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney	72	$3,812	Conducts fundamental research on individual stocks
& Strauss, Inc.			exhibiting traditional value characteristics: price/earnings
			and price/book ratios below the market average and
			dividend yields above the market average.
Donald Smith & Company, Inc.	23	1,188	Conducts fundamental research on the lowest price-to-
			tangible-book-value companies. Research focuses on
			underlying quality of book value and assets, and on
			long-term earnings potential.
Cash Investments[1]	5	244	—

1  These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

choose to suffer from a lack of upward volatility rather than be exposed to downside risk.

For the past two years, the price of utilities is up about 50%. Why is this, considering that their prices were not depressed at the beginning of the period? We would guess that their above-average yield plus a 15% tax rate on income from dividends caused significant inflows into sector funds. Historically, we have been investors in utilities, but their prices seem to have gotten out of line.

The dynamics for REITs is rather similar, with performance being largely based on cash flows into sector funds. We fear that a correction in real estate prices could begin to have an impact on rents and thus dividend sustainability.

Our significant holdings in health care have hurt performance, as this sector has underperformed the market, probably because it seems to possess limited economic leverage in a politically changed U.S. Congress. We will likely address this overweighting and stock selection.

Issues that detracted from performance included First Marblehead, Omnicare, South Financial Group, Peoples United Financial (formerly, People’s Bank), and Quest Diagnostics (medical diagnostics laboratory). The better-performing issues included American Power Conversion, Triad Hospitals, Goodrich, Carolina Group, Advance Auto Parts, and Coventry

Health Care. We closed our positions in American Power Conversion (bought out by Schneider Electric) and Mattel, based on price.

We initiated positions in L-3 Communications (communications equipment provider), Quest Diagnostics, Briggs & Stratton (designer and manufacturer of utility engines), Hanesbrands (apparel manufacturer), and Idearc (yellow-pages publisher). The characteristics of these purchases are more attractive than were those of our sales—namely, lower price/earnings (P/E) ratios and better dividend yields. We believe the earnings dynamics of the portfolio will sponsor superior performance.

Donald Smith & Co., Inc.

Portfolio Managers:

Donald G. Smith, Chief Investment Officer

Richard L. Greenberg, CFA,

Senior Vice President

The portfolio at the end of April 2007 continued to meet our criteria of owning a concentrated portfolio of low price-to-tangible-book-value stocks with attractive long-term earnings potential. As of April 30, the portfolio was selling at 127% of tangible book value, 44% of revenues, and 12 times “normalized” earnings. In contrast, the Standard & Poor’s 500 was selling at more than 5 times tangible book value, 160% of revenues, and 18 times normalized earnings.

Our portfolio’s largest industry weighting, at close to 20% of assets, was technology. As of April 30, the tech stocks we purchased were down substantially from their highs, were profitable or at least close to breaking even, had healthy balance sheets, and were selling for about book value. The insurance industry, representing about 16% of our portion of the portfolio as of April 30, was our second-largest industry weighting. These more-stable stocks offset the more-volatile tech and airline holdings. Our two insurance holdings were selling at reasonable price/earnings multiples in the 10x–14x range.

As a result of strong fund inflows, we have been buying more than selling in the last six months. With the exception of our new position in Micron Technology, a semiconductor manufacturer, all of our purchases have been in existing names. The stocks we sold had strong appreciation, such as Air France KLM, Pinnacle West Capital, and Reliant Energy.

Overall, the portfolio has performed very well over the last six months, led by a diverse group of holdings in utilities (Reliant), paper manufacturing (Domtar), airlines (Air France KLM), technology (Semiconductor Manufacturing International), and insurance (Unum Group and CNA Financial). As always, we will continue to search for low price/book stocks to add to the portfolio and to replace the more highly valued companies.

Fund Profile

As of April 30, 2007

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	62	472	4,921
Median Market Cap	$5.1B	$8.5B	$32.1B
Price/Earnings Ratio	18.3x	18.9x	18.0x
Price/Book Ratio	2.0x	2.2x	2.9x
Yield	1.8%	1.9%	1.7%
Return on Equity	12.4%	13.3%	18.0%
Earnings Growth Rate	19.5%	14.5%	20.8%
Foreign Holdings	7.2%	0.0%	1.0%
Turnover Rate	25%[3]	—	—
Expense Ratio	0.41%[3]	—	—
Short-Term Reserves	6%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	19%	13%	12%
Consumer Staples	6	7	8
Energy	4	5	10
Financials	21	29	22
Health Care	13	4	11
Industrials	12	8	11
Information Technology	8	7	15
Materials	2	8	4
Telecommunication
Services	0	2	3
Utilities	9	17	4
Short-Term Reserves	6%	—	—

Volatility Measures[4]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.78	0.71
Beta	0.85	0.85

Ten Largest Holdings[5] (% of total net assets)

Carolina Group	tobacco	2.5%
Triad Hospitals, Inc.	health care facilities	2.5
Coventry Health Care Inc.	managed health care	2.4
Air France KLM ADR	airlines	2.4
L-3 Communications	aerospace and
Holdings, Inc.	defense	2.3
Pinnacle West Capital Corp.	electric utilities	2.3
Advance Auto Parts, Inc.	automotive retail	2.3
Goodrich Corp.	aerospace
	and defense	2.3
Xcel Energy, Inc.	multi-utilities	2.2
Tech Data Corp.	technology
	distributors	2.1
Top Ten		23.3%

Investment Focus

1  Russell Midcap Value Index.

2  Dow Jones Wilshire 5000 Index.

3  Annualized.

4  For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 25.

5  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 1996–April 30, 2007

Average Annual Total Returns: Periods Ended March 31, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Selected Value Fund[2]	2/15/1996	20.71%	12.46%	11.04%

1  Six months ended April 30, 2007.

2  Total return figures do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after August 7, 2001, and held for less than five years.

Note: See Financial Highlights table on page 16 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (88.6%)[1]
Consumer Discretionary (18.4%)
Advance Auto Parts, Inc.	2,905,000	119,686
The Stanley Works	1,861,900	108,512
Royal Caribbean Cruises, Ltd.	2,479,000	103,052
Idearc Inc.	2,556,300	88,831
Dillard’s Inc.	2,451,900	84,909
Family Dollar Stores, Inc.	2,541,100	80,909
Sherwin-Williams Co.	1,096,100	69,898
* Hanesbrands Inc.	2,599,800	69,129
Whirlpool Corp.	605,500	64,201
[2] Winnebago Industries, Inc.	1,916,500	61,443
Genuine Parts Co.	1,170,800	57,849
Service Corp. International	3,525,600	42,836
Magna International, Inc.
Class A	120,000	9,498
* ^Dana Corp.	2,976,400	2,947
		963,700
Consumer Staples (5.6%)
Carolina Group	1,729,700	132,374
Reynolds American Inc.	1,721,600	110,630
UST, Inc.	923,400	52,338
		295,342
Energy (3.5%)
Murphy Oil Corp.	1,091,600	60,518
El Paso Corp.	3,182,700	47,741
Marathon Oil Corp.	411,600	41,798
Overseas Shipholding
Group Inc.	472,900	33,481
		183,538
Financials (19.9%)
Willis Group Holdings Ltd.	2,662,600	109,220
Radian Group, Inc.	1,838,000	106,806
People’s United
Financial Inc.	5,301,397	105,551
Axis Capital Holdings Ltd.	2,481,900	92,078
Unum Group	3,537,900	88,023
[2] The South Financial

	Group, Inc.	3,811,700	86,259
	Annaly Mortgage
	Management Inc. REIT	5,175,000	82,334
*	CNA Financial Corp.	1,687,200	78,742
	First Industrial Realty
	Trust REIT	1,585,500	69,429
	American Financial Realty
	Trust REIT	5,893,800	62,474
	New York Community
	Bancorp, Inc.	3,004,700	52,462
^The First Marblehead Corp.		1,353,950	49,081
	XL Capital Ltd. Class A	329,800	25,718
	American National
	Insurance Co.	119,511	15,599
	American Financial Group, Inc.	403,800	14,242
	Hudson City Bancorp, Inc.	330,000	4,396
			1,042,414
Health Care (12.2%)
*	Triad Hospitals, Inc.	2,483,000	131,947
*	Coventry Health Care Inc.	2,185,200	126,370
	Hillenbrand Industries, Inc.	1,703,375	104,161
	Omnicare, Inc.	2,795,700	92,733
	Quest Diagnostics, Inc.	1,433,100	70,064
* ^HealthSouth Corp.		2,989,700	62,784
	Valeant Pharmaceuticals
	International	2,958,400	53,310
			641,369
Industrials (11.2%)
	Air France KLM ADR	2,433,200	123,826
	L-3 Communications
	Holdings, Inc.	1,351,400	121,531
	Goodrich Corp.	2,083,200	118,409
	Ryder System, Inc.	1,659,900	87,377
	ITT Industries, Inc.	1,221,900	77,969
	Briggs & Stratton Corp.	1,935,000	57,411
			586,523
Information Technology (7.4%)
*[2]	Tech Data Corp.	3,129,709	111,230
*	Solectron Corp.	25,000,000	83,750
	MasterCard, Inc. Class A	749,800	83,738
*	Micron Technology, Inc.	5,456,000	62,580

		Market
		Value•
	Shares	($000)
* Semiconductor
Manufacturing International
Corp. ADR	4,626,200	34,604
* Spansion Inc. Class A	1,292,500	12,692
		388,594
Materials (1.9%)
* Domtar Corp.	10,239,200	99,832

Utilities (8.5%)
Pinnacle West Capital Corp.	2,509,000	121,160
Xcel Energy, Inc.	4,798,100	115,586
MDU Resources Group, Inc.	3,409,800	103,317
* Reliant Energy, Inc.	2,746,200	61,158
CenterPoint Energy Inc.	2,416,100	45,495
		446,716
Total Common Stocks
(Cost $3,587,419)		4,648,028
Temporary Cash Investments (11.5%)[1]
Money Market Fund (11.3%)
[3] Vanguard Market Liquidity
Fund, 5.259%	572,302,599	572,303
[3] Vanguard Market Liquidity
Fund, 5.259%—Note G	20,377,800	20,378
		592,681

	Face
	Amount
	($000)
U.S. Agency Obligation (0.2%)
[4] Federal National
Mortgage Assn.
[5] 5.192%, 7/25/07	10,000	9,880
Total Temporary Cash Investments
(Cost $602,561)		602,561
Total Investments (100.1%)
(Cost $4,189,980)		5,250,589
Other Assets and Liabilities—Net (–0.1%)		(6,560)
Net Assets (100%)
Applicable to 234,529,061 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		5,244,029
Net Asset Value Per Share		$22.36

Market
Value•
($000)
Statement of Assets and Liabilities
Assets
Investment in Securities, at Value	5,250,589
Receivables for Investment
Securities Sold	10,762
Receivables for Capital Shares Issued	11,712
Other Assets—Note C	6,055
Total Assets	5,279,118
Liabilities
Security Lending Collateral
Payable to Brokers—Note G	20,378
Payables for Capital Shares Redeemed	4,888
Other Liabilities	9,823
Total Liabilities	35,089
Net Assets (100%)	5,244,029

At April 30, 2007, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	3,989,173	$17.01
Undistributed Net
Investment Income	13,874.06
Accumulated Net
Realized Gains	171,121.73
Unrealized Appreciation
Investment Securities	1,060,609	4.52
Futures Contracts	9,252.04
Net Assets	5,244,029	$22.36

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 93.3% and 6.8%, respectively, of net assets. See Note E in Notes to Financial Statements.

2  Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.

3  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5  Securities with a value of $9,880,000 have been segregated as initial margin for open futures contracts.

6  See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

Statement of Operations

Six Months Ended
April 30, 2007
($000)
Investment Income
Income
Dividends[1]	32,743
Interest[1]	11,203
Security Lending	430
Total Income	44,376
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,241
Performance Adjustment	(658)
The Vanguard Group—Note C
Management and Administrative	4,709
Marketing and Distribution	519
Custodian Fees	28
Shareholders’ Reports	25
Trustees’ Fees and Expenses	3
Total Expenses	9,867
Expenses Paid Indirectly—Note D	(271)
Net Expenses	9,596
Net Investment Income	34,780
Realized Net Gain (Loss)
Investment Securities Sold[1]	169,168
Futures Contracts	7,870
Realized Net Gain (Loss)	177,038
Change in Unrealized Appreciation (Depreciation)
Investment Securities	290,544
Futures Contracts	3,859
Change in Unrealized Appreciation (Depreciation)	294,403
Net Increase (Decrease) in Net Assets Resulting from Operations	506,221

1  Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,645,000, $10,927,000, and $4,462,000, respectively.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	34,780	69,379
Realized Net Gain (Loss)	177,038	232,577
Change in Unrealized Appreciation (Depreciation)	294,403	400,832
Net Increase (Decrease) in Net Assets Resulting from Operations	506,221	702,788
Distributions
Net Investment Income	(65,559)	(57,290)
Realized Capital Gain[1]	(215,117)	(167,917)
Total Distributions	(280,676)	(225,207)
Capital Share Transactions—Note H
Issued	719,898	838,408
Issued in Lieu of Cash Distributions	248,158	197,996
Redeemed[2]	(275,815)	(894,260)
Net Increase (Decrease) from Capital Share Transactions	692,241	142,144
Total Increase (Decrease)	917,786	619,725
Net Assets
Beginning of Period	4,326,243	3,706,518
End of Period[3]	5,244,029	4,326,243

1  Includes fiscal 2007 and 2006 short-term gain distributions totaling $25,199,000 and $48,400,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net of redemption fees of $226,000 and $1,774,000.

3  Net Assets—End of Period includes undistributed net investment income of $13,874,000 and $44,653,000.

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$21.38	$18.99	$16.76	$14.10	$11.27	$12.07
Investment Operations
Net Investment Income	.16	.35	.30	.26	.25	.21
Net Realized and Unrealized Gain (Loss)
on Investments[1]	2.19	3.18	2.19	2.66	2.82	(.84)
Total from Investment Operations	2.35	3.53	2.49	2.92	3.07	(.63)
Distributions
Dividends from Net Investment Income	(.32)	(.29)	(.26)	(.26)	(.24)	(.17)
Distributions from Realized Capital Gains	(1.05)	(.85)	—	—	—	—
Total Distributions	(1.37)	(1.14)	(.26)	(.26)	(.24)	(.17)
Net Asset Value, End of Period	$22.36	$21.38	$18.99	$16.76	$14.10	$11.27

Total Return[2]	11.40%	19.38%	14.96%	20.94%	27.74%	–5.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,244	$4,326	$3,707	$1,925	$1,265	$1,058
Ratio of Total Expenses to
Average Net Assets[3]	0.41%*	0.45%	0.51%	0.60%	0.78%	0.74%
Ratio of Net Investment Income to
Average Net Assets	1.46%*	1.75%	1.81%	1.78%	2.05%	1.63%
Portfolio Turnover Rate	25%*	37%	28%	35%	40%	50%

1  Includes increases from redemption fees of $.00, $.01, $.01, $.01, $.01, and $.01.

2  Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after August 7, 2001, and held for less than five years.

3  Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.05%), (0.02%), 0.01%, 0.11%, and 0.06%.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Whitehall Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., and Donald Smith & Co., Inc., each provide investment advisory services to a portion of the fund for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Value Index. The basic fee of Donald Smith & Co., Inc., is subject to quarterly adjustments based on performance since July 31, 2005, relative to the MSCI Investable Market 2500 Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2007, the aggregate investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets before a decrease of $658,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2007, the fund had contributed capital of $468,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.47% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2007, these arrangements reduced the fund’s management and administrative expenses by $241,000 and custodian fees by $30,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2007, the cost of investment securities for tax purposes was $4,189,980,000. Net unrealized appreciation of investment securities for tax purposes was $1,060,609,000, consisting of unrealized gains of $1,185,175,000 on securities that had risen in value since their purchase and $124,566,000 in unrealized losses on securities that had fallen in value since their purchase.

At April 30, 2007, the aggregate settlement value of open futures contracts expiring in June 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	511	190,143	9,176
E-mini S&P 500 Index	750	55,815	76

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended April 30, 2007, the fund purchased $741,498,000 of investment securities and sold $540,415,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at April 30, 2007, was $17,931,000, for which the fund received cash collateral of $20,378,000.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006
	Shares	Shares
	(000)	(000)
Issued	33,026	42,799
Issued in Lieu of Cash Distributions	11,806	10,487
Redeemed	(12,679)	(46,100)
Net Increase (Decrease) in Shares Outstanding	32,153	7,186

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31, 2006		Proceeds from		Apr. 30, 2007
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
The South Financial Group, Inc.	n/a1	15,464	—	1,269	86,259
Tech Data Corp.	144,435	15,541	39,565	—	111,230
Winnebago Industries, Inc.	61,497	2,362	—	376	61,443
	205,932			1,645	258,932

J. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning November 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

1  At October 31, 2006, the issuer was not an affiliated company of the fund.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Selected Value Fund	10/31/2006	4/30/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$1,114.00	$2.15
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.76	2.06

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include any account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period was 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Selected Value Fund has renewed the fund’s investment advisory agreements with Barrow, Hanley, Mewhinney & Strauss, Inc., and Donald Smith & Co., Inc. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The trustees based their decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of each advisor. The board noted the following:

Barrow, Hanley, Mewhinney & Strauss. Founded in 1979, Barrow Hanley is known for its commitment to value investing. A subsidiary of Old Mutual Asset Managers, Barrow Hanley remains independently managed and its professionals retain significant equity ownership. The firm has advised Vanguard Selected Value Fund since the fund’s inception in 1996.

Using a combination of in-depth fundamental research and valuation forecasts, Barrow Hanley seeks stocks offering strong fundamentals and price appreciation potential, with below-average price/earnings ratios and price/book-value ratios, and above-average current yields.

Donald Smith & Co. Founded in 1983, Donald Smith & Co. is a deep-value-oriented firm that manages large-, mid-, and small-cap value portfolios. The firm has advised Vanguard Selected Value Fund since 2005.

Donald Smith & Co. is a manager employing a strictly bottom-up investment approach. The portfolio managers invest in out-of-favor companies selling at discounts to tangible-book value. Donald Smith & Co. looks for companies in the bottom decile of price/tangible-book ratios that have a positive outlook for earnings potential over the next two to four years.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its average peer funds. Information about the fund’s most recent performance, including some of the performance data considered by the board, can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of the fund’s advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for the advisors. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each firm increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
147 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
147 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
147 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York since 2005 and of Schuylkill River Development Corporation and
Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer since 2006, Vice President and Chief Information Officer
147 Vanguard Funds Overseen	(1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
147 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005; Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004), Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
147 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
147 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
147 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
147 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo are
trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People
with Hearing Impairment > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by calling
with the offering of shares of any Vanguard	Vanguard at 800-662-2739. They are also available from
fund only if preceded or accompanied by	the SEC’s website, www.sec.gov. In addition, you may
the fund’s current prospectus.	obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q9342 062007

Vanguard® Mid-Cap Growth Fund

> Semiannual Report

April 30, 2007

>  For the six months ended April 30, 2007, Vanguard Mid-Cap Growth Fund posted a 12.0% return.

>  Amid a market environment that favored mid-cap stocks, the fund outpaced the broad U.S. stock market by nearly 3 percentage points. It also surpassed its benchmark index and the average return of its peer group.

>  Strong stock selection in several sectors fueled the fund’s solid result; the advisors’ efforts were most fruitful in the financials, energy, and health care sectors.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	9
Performance Summary	10
Financial Statements	11
About Your Fund’s Expenses	20
Trustees Approve Advisory Agreements	22
Glossary	23

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Mid-Cap Growth Fund	VMGRX	12.0%
Russell Midcap Growth Index		11.8
Average Mid-Cap Growth Fund[1]		11.5
Dow Jones Wilshire 5000 Index		9.1

Your Fund’s Performance at a Glance
October 31, 2006–April 30, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Mid-Cap Growth Fund	$19.12	$18.52	$0.044	$2.675

1  Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

During the six months ended April 30, 2007, Vanguard Mid-Cap Growth Fund returned 12.0%, surpassing the return of its benchmark index by a small margin. The fund’s result also exceeded the average return of its peer group, and it outperformed the broad U.S. stock market by almost 3 percentage points.

The fund benefited from a favorable environment for mid-cap stocks, which generally registered solid earnings growth during the period. Its advisors’ fundamental research strategies seek out companies that are well-positioned to provide long-term growth at a reasonable price, which helped the fund produce strong returns from a number of sectors, most notably financials, health care, and energy.

Stocks soared to a new high in the final month of the period

The U.S. stock market was particularly volatile during the six-month period. The Dow Jones Industrial Average crept up gradually through the first three months, fell steeply in late February, then recovered in March and climbed steadily through April. The Dow closed above 13,000 for the first time on April 25, and gained 5.9% overall for the month, its best single-month performance since December 2003.

2

During the period, the market was buoyed by economic reports that showed slower, but broad-based, growth in the domestic economy, and by strong profit reports from a host of blue-chip companies. Once again, international stocks outperformed U.S. equities. In a marked turnaround from recent years, large-capitalization stocks outpaced small-cap issues.

The bond market produced modest gains

The Federal Reserve Board maintained its target for the federal funds rate at 5.25% throughout the six-month period. The inversion of the yield curve continued, with yields of long-term bonds remaining lower than short-term yields. As inflation fears abated, the premium generally paid for long-term bonds—and for the longer commitment of capital—diminished.

Money market instruments continued to be a bright spot in the fixed income firmament, returning 2.5% for the half-year, as measured by the Citigroup 3-Month Treasury Bill Index. The yield of 3-month U.S. Treasuries was 4.8% at the end of the period. For the six months, the broad taxable bond market returned 2.6%, while municipal bonds posted a return of 1.6%.

Favorable environment for mid-caps fueled the fund’s strong result

During the fiscal half-year, Vanguard Mid-Cap Growth Fund took full advantage of the favorable environment for its

Market Barometer
			Total Returns
		Periods Ended April 30, 2007
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	9.1%	15.2%	9.1%
Russell 2000 Index (Small-caps)	6.9	7.8	11.1
Dow Jones Wilshire 5000 Index (Entire market)	9.1	14.5	9.7
MSCI All Country World Index ex USA (International)	16.1	19.7	18.3

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	2.6%	7.4%	5.1%
Lehman Municipal Bond Index	1.6	5.8	5.2
Citigroup 3-Month Treasury Bill Index	2.5	5.0	2.6

CPI
Consumer Price Index	2.4%	2.6%	2.8%

1  Annualized.

3

investment style. As government reports raised questions about the U.S. economy’s near-term prognosis, investors seemed to view mid-cap stocks as the market segment best poised to weather new developments, good or bad. The fund’s growth bias proved to be more in step with the market’s preference than it had been in some time.

The fund’s advisors—William Blair & Company, L.L.C., and Chartwell Investment Partners, L.P.—typically focus on traditional growth-oriented sectors, such as technology, health care, and fast-expanding consumer businesses, which make up the large majority of fund assets. Health care holdings delivered excellent returns during the past six months, but much of the fund’s strong performance reflected the success of its comparatively modest positions in the financials and energy sectors. Although their combined assets represented about one-third of the fund’s assets, on average, the financials, energy, and health care sectors provided slightly more than half of the fund’s 12.0% return for the period. The fund’s tech holdings gave a less notable boost to return; although the sector remained the fund’s largest position, on average, it turned in decidedly modest results.

In financials, strong performers included IntercontinentalExchange, the leading global commodities exchange, as well as Investors Financial Services, a service provider, and Affiliated Managers Group, an asset manager. Continued high energy prices and rising global exploration activity boosted the fund’s energy stocks. Top performers were Smith International and Grant Prideco from the equipment and services subsector, which includes companies that provide support to oil drillers and exploration companies. In health care, one biotech company, MedImmune, provided a significant contribution to return, with a six-month gain of more than 75%, driven by the firm’s pending acquisition by AstraZeneca.

Annualized Expense Ratios[1]
Your fund compared with its peer group
		Average
		Mid-Cap
	Fund	Growth Fund
Mid-Cap Growth Fund	0.56%	1.56%

1  Fund expense ratio reflects the six months ended April 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

4

Despite concerns over the weakness in the housing market and the ailing health of consumer spending, the fund’s consumer-oriented holdings delivered respectable gains. Among consumer discretionary stocks, Laureate Education and Gaylord Entertainment were strong performers, while the fund’s modest commitment to consumer staples yielded a much better return than the corresponding benchmark sector.

On the negative side, the industrials sector proved to be a relative weakness over the period. The advisors held some positions that did not perform well, and failed to invest in some of the better-performing sector constituents. Stock selection was also subpar among the fund’s small telecommunication services and materials positions.

To learn more about the fund’s positioning and performance during the period, be sure to review the Advisors’ Report, which begins on the next page.

Maintain your cool through any market conditions

World stock markets’ volatility in late February made lots of headlines. Following a sustained rally in major market indexes over the past four years—driven by strength in international markets—investors witnessed a sharp drop in the U.S. market indexes over a few days. However, the dust settled fairly quickly, and the markets rebounded over the subsequent two months.

As you know, Vanguard has always encouraged investors to remain steadfast in the face of tumultuous markets. We continue to believe that the best way to weather good and bad markets is to carefully assemble and maintain a balanced mix of stocks, bonds, and cash investments suitable for your time horizon, risk tolerance, and long-term objectives. Such a policy can play a major part in the success of your investment portfolio. The ability to filter out the market’s “noise” and resist the temptation to abruptly change course separates seasoned investors from those who may endanger their portfolios with poorly considered responses to the market’s inevitable vacillations.

Vanguard Mid-Cap Growth Fund—with its dedicated focus on high-quality, growth-oriented stocks—can play an important role as a component of your portfolio’s stock holdings, helping you move closer to your goals.

Thank you for your ongoing confidence in Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

May 15, 2007

5

Advisors’ Report

For the six months ended April 30, 2007, Vanguard Mid-Cap Growth Fund returned 12.0%. This performance reflected the combined efforts of your fund’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the diversification of your fund.

The advisors, the percentage of fund assets each managed, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment.

William Blair & Company, L.L.C.

Portfolio Managers:

Harvey H. Bundy, CFA, Principal

Robert C. Lanphier, Principal

David Ricci, CFA, Principal

The domestic mid-capitalization growth market posted an impressive 11.8% return for the six months. Mid-cap stocks led the market overall, outpacing large-and small-cap stocks by handy margins. From a style perspective, within the mid-cap marketplace, growth finished behind value by roughly 1 percentage point.

Despite a brief selloff in late February and early March, the U.S. equity market rose steadily over the entire six months.

Vanguard Mid-Cap Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
William Blair & Company, L.L.C.	48	446	Uses a fundamental investment approach in pursuit
			of superior long-term investment results from growth-
			oriented companies with leadership positions and
			strong market presence.
Chartwell Investment Partners, L.P.	48	444	Uses a bottom-up, fundamental, research-driven
			stock-selection strategy focusing on companies
			with sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
Cash Investments[1]	4	34	—

1  These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

6

Concerns over the subprime mortgage market—the main reason for the selloff—affected performance in certain sectors afterward, but failed to prevent the overall market’s advance. Despite the market’s anticipation of a slowdown, earnings growth continues to be robust; indeed, in many cases, it is stronger than market expectations. The market’s advance has persisted in part because of the wave of mergers and acquisitions and leveraged buyout activity, along with the corresponding demand for equities that this liquidity provides.

Continued strength in the global economy has extended the outperformance of the materials and industrials sectors. The energy sector has also been a leader, as crude oil prices have once again rebounded, helping many energy indexes to finish the period near all-time highs. The consumer sectors performed roughly in line with the broad market during the period, although they have been particularly weak in the last couple of months. This is partly a result of growing concerns over rising household debt levels and the deteriorating consumer credit quality that has also plagued many financial companies.

The leading positive contribution to relative performance came from our strong financials holdings. Whereas the market was concerned with credit quality, several of our holdings, including Investors Financial (global custodian bank) and IntercontinentalExchange (commodities exchange), were not leveraged to consumer credit and, therefore, performed quite well.

Investors Financial was a beneficiary of the increased merger-and-acquisition activity noted above, as the company announced that it was being acquired by State Street Corp.

The main detractor from our subportfolio’s relative performance was stock selection in the industrials sector. Stock-specific issues drove the underperformance of Corporate Executive Board (disappointing product demand) and Fastenal (brief slowdown in domestic industrial distribution).

From a positioning standpoint, as always, we build the portfolio using a bottom-up perspective and continue to find quality companies with unique growth opportunities in almost all of the major economic sectors. The housing slowdown’s effect on consumer spending is still an uncertainty that the market is monitoring. We continue to anticipate a slowdown in corporate earnings growth, but have thus far been early on this dynamic. With earnings growth still healthy and valuations at reasonable levels, we believe that equities remain attractive.

Chartwell Investment Partners, L.P.

Portfolio Managers:

Edward N. Antoian, CFA, CPA,

Managing Partner

Mark J. Cunneen, CPA, Partner

(Note that we use index sectors that differ from the Global Industry Classification System used by Vanguard funds and reflected in the Fund Profile.)

7

Overall, the six-month period ended April 30 was a healthy one for U.S. equity markets, but it was not without its fair share of ups and downs. Stocks started out strong by continuing the run-up that began in the third quarter of 2006, but they took a step back early in 2007, following the downturn in the seemingly overvalued Chinese market and the newfound risks posed by subprime mortgages. The six-month period ended with a big rally on positive earnings news in what was considered a cooling economy.

Our performance was primarily driven by the capital spending, consumer services, and energy sectors. An overweighted position added value to capital spending, which was led by aerospace and defense, notably Precision Castparts and BE Aerospace. Within the consumer services sector, restaurants, such as Burger King Holdings, and apparel/footwear retailers, such as Urban Outfitters, were strong. Oil field services and equipment companies, including Grant Prideco and Complete Production Services, led the energy sector.

Among the few sectors that lagged on a relative basis were basic industry, utilities, and REITs. Basic industry was hurt by an underweighted position and the fact that air/freight couriers, including UTi Worldwide, and marine shippers, such as American Commercial Lines, did not perform as expected. Specialty telecommunications, including American Tower, could not keep up with the utilities benchmark. RAIT Financial Trust also underperformed, and has since been removed from the REIT section of the portfolio.

J.C. Penney, a merchandise and service provider through its department stores, catalogs, and the Internet, was added to the portfolio. We see a tremendous amount of upside potential in J.C. Penney as it makes a new push toward private brands and collaborates with Polo to launch an exclusive brand, American Living, in 2008. We also added Phillips-Van Heusen, manufacturer and distributor of such brands as IZOD and Calvin Klein.

We liquidated our position in Willis Group Holdings. Although the company employs a strong management team and has benefited from rapid growth in the commercial insurance brokerage industry, we felt that softening insurance rates would pressure revenue and earnings growth for all brokers.

We continue to evaluate our current holdings and to search for new ideas using a bottom-up approach that focuses on companies with positive growth and real profitability potential. In our view, the remainder of fiscal 2007 will feature a number of ups and downs for the market, but our fundamental research-driven investments give us confidence that our companies can weather this volatility over the long run.

8

Fund Profile

As of April 30, 2007

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	111	533	4,921
Median Market Cap	$4.9B	$8.4B	$32.1B
Price/Earnings Ratio	27.3x	24.0x	18.0x
Price/Book Ratio	4.5x	4.2x	2.9x
Yield	0.2%	0.8%	1.7%
Return on Equity	18.4%	18.1%	18.0%
Earnings Growth Rate	32.5%	23.0%	20.8%
Foreign Holdings	1.7%	0.0%	1.0%
Turnover Rate	63%[3]	—	—
Expense Ratio	0.56%[3]	—	—
Short-Term Reserves	4%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	18%	22%	12%
Consumer Staples	1	4	8
Energy	8	8	10
Financials	9	9	22
Health Care	17	15	11
Industrials	13	15	11
Information Technology	27	18	15
Materials	1	5	4
Telecommunication
Services	2	2	3
Utilities	0	2	4
Short-Term Reserves	4%	—	—

Volatility Measures[4]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.93	0.78
Beta	1.10	1.47

Ten Largest Holdings[5]	(% of total net assets)

Paychex, Inc.	data processing and
	outsourced services	2.2%
Affiliated	asset management
Managers Group, Inc.	and custody banks	2.1
Alliance Data	data processing and
Systems Corp.	outsourced services	1.8
Fastenal Co.	trading companies
	and distributors	1.6
Laureate Education Inc.	education services	1.6
Life Time Fitness, Inc.	leisure facilities	1.5
IMS Health, Inc.	health care
	technology	1.5
Pharmaceutical Product	life sciences
Development, Inc.	tools and services	1.4
Activision, Inc.	home entertainment
	software	1.4
MedImmune Inc.	biotechnology	1.4
Top Ten		16.5%

Investment Focus

1  Russell Midcap Growth Index.

2  Dow Jones Wilshire 5000 Index.

3  Annualized.

4  For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 23.

5   “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 31, 1997–April 30, 2007

Average Annual Total Returns: Periods Ended March 31, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Since Inception
Mid-Cap Growth Fund	12/31/1997	5.69%	7.90%	12.02%

1  Six months ended April 30, 2007.

Note: See Financial Highlights table on page 16 for dividend and capital gains information.

10

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (92.9%)[1]
Consumer Discretionary (16.9%)
*	Laureate Education Inc.	249,103	14,710
*	Life Time Fitness, Inc.	278,142	14,296
*	^Tractor Supply Co.	233,192	12,065
	Lamar Advertising Co.
	Class A	183,166	11,052
*	Gaylord Entertainment Co.	196,885	10,789
*	O’Reilly Automotive, Inc.	286,894	10,213
	PetSmart, Inc.	269,345	8,940
*	Urban Outfitters, Inc.	283,620	7,306
	Strayer Education, Inc.	56,603	7,038
	Polo Ralph Lauren Corp.	75,150	6,922
*	Scientific Games Corp.	190,175	6,331
	International
	Game Technology	162,570	6,201
	Hilton Hotels Corp.	178,425	6,066
*	Penn National Gaming, Inc.	117,325	5,671
	Phillips-Van Heusen Corp.	100,645	5,626
	Tim Hortons, Inc.	175,965	5,548
*	Dick’s Sporting Goods, Inc.	85,072	4,772
*	IAC/InterActiveCorp	114,145	4,351
*	Morningstar, Inc.	82,434	4,292
	J.C. Penney Co., Inc.
	(Holding Co.)	53,680	4,246
			156,435
Consumer Staples (1.3%)
	Whole Foods Market, Inc.	146,250	6,843
*	Bare Escentuals, Inc.	128,445	5,193
			12,036
Energy (7.5%)
*	Grant Prideco, Inc.	245,375	12,647
	Smith International, Inc.	178,071	9,338
*	Ultra Petroleum Corp.	159,400	9,041
	XTO Energy, Inc.	133,658	7,254
*	Superior Energy
	Services, Inc.	166,020	6,032
*	Southwestern Energy Co.	130,475	5,480
*	Complete Production

	Services, Inc.	223,530	5,380
	ENSCO International, Inc.	87,610	4,940
	Range Resources Corp.	129,095	4,718
*	National Oilwell Varco Inc.	54,400	4,616
			69,446
Financials (8.0%)
*	Affiliated
	Managers Group, Inc.	161,415	18,987
*	E*TRADE Financial Corp.	545,410	12,043
*	IntercontinentalExchange Inc.	94,398	11,989
	Lazard Ltd. Class A	176,565	9,561
*	CB Richard Ellis Group, Inc.	178,290	6,035
*	Arch Capital Group Ltd.	77,260	5,626
	Ambac Financial Group, Inc.	48,885	4,488
	Aspen Insurance
	Holdings Ltd.	121,545	3,222
	BOK Financial Corp.	35,852	1,840
			73,791
Health Care (16.2%)
	IMS Health, Inc.	470,065	13,787
	Pharmaceutical
	Product Development, Inc.	367,258	13,247
*	MedImmune Inc.	232,160	13,159
*	Express Scripts Inc.	128,465	12,275
*	ResMed Inc.	261,024	11,031
	C.R. Bard, Inc.	113,609	9,444
*	Cytyc Corp.	254,750	8,975
*	DaVita, Inc.	152,600	8,333
*	Kyphon Inc.	171,814	8,008
*	Covance, Inc.	128,060	7,748
*	Healthways, Inc.	181,862	7,715
*	Gen-Probe Inc.	150,685	7,702
*	Integra
	LifeSciences Holdings	163,623	7,456
*	Henry Schein, Inc.	134,770	7,026
	Allergan, Inc.	56,555	6,855
*	IDEXX Laboratories Corp.	74,906	6,754
			149,515

11

			Market
			Value•
		Shares	($000)
Industrials (12.7%)
	Fastenal Co.	361,431	14,862
	Precision Castparts Corp.	119,665	12,458
*	McDermott International, Inc.	163,720	8,785
	Rockwell Collins, Inc.	129,952	8,534
	Ametek, Inc.	215,255	7,809
	Harsco Corp.	152,215	7,763
	Graco, Inc.	184,564	7,290
	Roper Industries Inc.	118,665	6,652
	Oshkosh Truck Corp.	117,710	6,585
	Robert Half International, Inc.	192,585	6,413
*	BE Aerospace, Inc.	134,580	4,932
*	Stericycle, Inc.	55,300	4,819
	C.H. Robinson
	Worldwide Inc.	87,775	4,693
	MSC Industrial
	Direct Co., Inc. Class A	93,555	4,560
*	American
	Commercial Lines Inc.	149,174	4,396
	Southwest Airlines Co.	282,960	4,060
	UTi Worldwide, Inc.	123,650	2,902
			117,513
Information Technology (26.6%)
	Communications Equipment (1.2%)
*	F5 Networks, Inc.	80,250	6,162
*	Comverse Technology, Inc.	205,320	4,657

	Computers & Peripherals (1.0%)
*	Network Appliance, Inc.	243,955	9,078

	Electronic Equipment & Instruments (2.8%)
	Jabil Circuit, Inc.	460,845	10,738
*	FLIR Systems, Inc.	234,755	9,505
	Amphenol Corp.	157,970	5,546

	Internet Software & Services (3.2%)
*	j2 Global
	Communications, Inc.	348,377	10,019
*	aQuantive, Inc.	201,650	6,173
*	VistaPrint Ltd.	150,355	5,620
*	Akamai Technologies, Inc.	111,765	4,927
*	ValueClick, Inc.	112,530	3,218

	IT Services (8.6%)
	Paychex, Inc.	554,607	20,576
*	Alliance Data Systems Corp.	260,720	16,598
*	Cognizant Technology
	Solutions Corp.	134,495	12,024
*	Iron Mountain, Inc.	337,870	9,494
*	Global Cash Access, Inc.	533,335	8,357
*	VeriFone Holdings, Inc.	183,655	6,481
	Fidelity National

	Information Services, Inc.	110,470	5,582
	Semiconductors &
	Semiconductor Equipment (5.6%)
	Maxim Integrated
	Products, Inc.	283,525	8,994
*	MEMC Electronic
	Materials, Inc.	138,454	7,598
	Microchip Technology, Inc.	177,274	7,151
*	Silicon Laboratories Inc.	206,965	6,791
	Intersil Corp.	170,235	5,071
	National
	Semiconductor Corp.	182,125	4,790
*	FormFactor Inc.	112,340	4,639
	KLA-Tencor Corp.	82,245	4,569
*	Marvell
	Technology Group Ltd.	121,350	1,957

	Software (4.2%)
*	Activision, Inc.	658,804	13,176
*	Intuit, Inc.	301,999	8,592
	FactSet Research
	Systems Inc.	114,260	7,028
*	Autodesk, Inc.	143,015	5,902
*	Business Objects S.A. ADR	115,410	4,329
			245,342
Materials (1.0%)
	Airgas, Inc.	105,523	4,701
*	RTI International Metals, Inc.	45,245	4,265
			8,966
Telecommunication Services (2.0%)
*	American Tower Corp.
	Class A	194,775	7,401
*	NeuStar, Inc. Class A	187,300	5,387
*	Metropcs
	Communications Inc.	135,350	3,797
*	^Clearwire Corp.	83,775	1,502
			18,087
Exchange-Traded Fund (0.7%)
[2]	Vanguard Mid-Cap ETF	82,700	6,504
Total Common Stocks
(Cost $737,704)			857,635

12

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (7.5%)[1]
Money Market Fund (7.1%)
[3]	Vanguard Market
	Liquidity Fund, 5.259%	58,544,530	58,545
[3]	Vanguard Market
	Liquidity Fund,
	5.259%—Note G	7,103,400	7,103
			65,648

		Face
		Amount
		($000)
U.S. Agency Obligation (0.4%)
4	Federal Home Loan
	Mortgage Corp.
5	5.197%, 7/9/07	4,000	3,961
Total Temporary Cash Investments
(Cost $69,597)			69,609
Total Investments (100.4%)
(Cost $807,301)			927,244
Other Assets and Liabilities (–0.4%)
Other Assets—Note C			9,566
Liabilities—Note G			(13,185)
			(3,619)
Net Assets (100%)
Applicable to 49,880,181 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			923,625
Net Asset Value Per Share			$18.52

At April 30, 2007, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	776,212	$15.57
Undistributed Net
Investment Income	891.02
Accumulated Net Realized Gains	25,547.51
Unrealized Appreciation
Investment Securities	119,943	2.40
Futures Contracts	1,032.02
Net Assets	923,625	$18.52

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 95.8% and 4.6%, respectively, of net assets. See Note E in Notes to Financial Statements.

2  Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

3  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5  Securities with a value of $3,961,000 have been segregated as initial margin for open futures contracts.

6  See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

13

Statement of Operations

Six Months Ended
April 30, 2007
($000)
Investment Income
Income
Dividends[1]	2,362
Interest[1]	1,458
Security Lending	26
Total Income	3,846
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,039
Performance Adjustment	92
The Vanguard Group—Note C
Management and Administrative	1,114
Marketing and Distribution	111
Custodian Fees	6
Shareholders’ Reports	11
Trustees’ Fees and Expenses	1
Total Expenses	2,374
Expenses Paid Indirectly—Note D	(9)
Net Expenses	2,365
Net Investment Income	1,481
Realized Net Gain (Loss)
Investment Securities Sold[1]	25,506
Futures Contracts	1,291
Realized Net Gain (Loss)	26,797
Change in Unrealized Appreciation (Depreciation)
Investment Securities	67,263
Futures Contracts	95
Change in Unrealized Appreciation (Depreciation)	67,358
Net Increase (Decrease) in Net Assets Resulting from Operations	95,636

1  Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $82,000, $1,353,000, and $0, respectively.

14

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,481	1,799
Realized Net Gain (Loss)	26,797	127,742
Change in Unrealized Appreciation (Depreciation)	67,358	(44,202)
Net Increase (Decrease) in Net Assets Resulting from Operations	95,636	85,339
Distributions
Net Investment Income	(1,834)	(177)
Realized Capital Gain[1]	(111,529)	—
Total Distributions	(113,363)	(177)
Capital Share Transactions—Note H
Issued	156,352	344,941
Issued in Lieu of Cash Distributions	105,477	163
Redeemed	(113,197)	(199,378)
Net Increase (Decrease) from Capital Share Transactions	148,632	145,726
Total Increase (Decrease)	130,905	230,888
Net Assets
Beginning of Period	792,720	561,832
End of Period[2]	923,625	792,720

1  Includes fiscal 2007 short-term gain distributions totaling $7,296,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net Assets—End of Period includes undistributed net investment income of $891,000 and $1,244,000.

15

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002[1]
Net Asset Value, Beginning of Period	$19.12	$16.58	$14.28	$14.22	$10.34	$12.22
Investment Operations
Net Investment Income (Loss)	.034	.055	.00	(.01)	(.01)	(.10)
Net Realized and Unrealized Gain (Loss)
on Investments	2.085	2.490	2.30	.07	3.89	(1.78)
Total from Investment Operations	2.119	2.545	2.30	.06	3.88	(1.88)
Distributions
Dividends from Net Investment Income	(.044)	(.005)	—	—	—	—
Distributions from Realized Capital Gains	(2.675)	—	—	—	—	—
Total Distributions	(2.719)	(.005)	—	—	—	—
Net Asset Value, End of Period	$18.52	$19.12	$16.58	$14.28	$14.22	$10.34

Total Return	12.00%	15.35%	16.11%	0.42%	37.52%	–15.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$924	$793	$562	$442	$247	$31
Ratio of Total Expenses to
Average Net Assets[2]	0.56%*	0.50%	0.44%	0.45%	0.63%	1.24%[3]
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.35%*	0.26%	0.01%	(0.05%)	(0.18%)	(1.02%)
Portfolio Turnover Rate	63%*	159%	80%	102%	106%	221%

1  Provident Investment Counsel Mid Cap Fund A reorganized into Vanguard Mid-Cap Growth Fund effective June 29, 2002.

2  Includes performance-based investment advisory fee increases (decreases) of 0.02% for 2007, (0.04%) for 2006, (0.09%) for 2005, (0.05%) for 2004, (0.06%) for 2003, and 0.00% for 2002.

3  Includes the fund’s share of expenses, net of fees waived and expenses absorbed, allocated from Provident Investment Counsel Mid Cap Portfolio, which was the fund’s sole investment prior to June 29, 2002. The expense ratio before waivers and reimbursements of expenses was 1.68% for 2002.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Notes to Financial Statements

Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Whitehall Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

17

B. Chartwell Investment Partners, L.P., and William Blair & Company, L.L.C., each provide investment advisory services to a portion of the fund for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Chartwell Investment Partners is subject to quarterly adjustments based on performance since January 31, 2006, relative to the Russell Midcap Growth Index. In accordance with the advisory contract entered into with William Blair & Company in June 2006, beginning on August 1, 2007, the investment advisory fee will be subject to quarterly adjustments based on performance since July 31, 2006, relative to the Russell Midcap Growth Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2007, the aggregate investment advisory fee represented an effective annual basic rate of 0.25% of the fund’s average net assets before an increase of $92,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2007, the fund had contributed capital of $82,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2007, these arrangements reduced the fund’s management and administrative expenses by $8,000 and custodian fees by $1,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2007, the cost of investment securities for tax purposes was $807,301,000. Net unrealized appreciation of investment securities for tax purposes was $119,943,000, consisting of unrealized gains of $130,836,000 on securities that had risen in value since their purchase and $10,893,000 in unrealized losses on securities that had fallen in value since their purchase.

18

At April 30, 2007, the aggregate settlement value of open futures contracts expiring in June 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
E-mini Midcap 400 Index	44	19,320	875
E-mini NASDAQ 100	181	6,803	160
E-mini S&P Midcap	9	790	(3)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended April 30, 2007, the fund purchased $279,507,000 of investment securities and sold $250,686,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at April 30, 2007, was $6,785,000, for which the fund received cash collateral of $7,103,000.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006
	Shares	Shares
	(000)	(000)
Issued	8,611	18,499
Issued in Lieu of Cash Distributions	6,062	9
Redeemed	(6,249)	(10,943)
Net Increase (Decrease) in Shares Outstanding	8,424	7,565

I. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning November 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Growth Fund	10/31/2006	4/30/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$1,119.98	$2.94
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.02	2.81

Note that the expenses shown in the table above are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.56%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

20

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Mid-Cap Growth Fund has renewed the fund’s investment advisory agreements with Chartwell Investment Partners, L.P., and William Blair & Company, L.L.C. The board determined that retaining Chartwell and William Blair was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of each advisor. The board noted the following:

Chartwell Investment Partners. Founded in 1997, Chartwell has expertise in small-cap equity management. The firm employs a fundamental bottom-up strategy seeking companies with superior growth potential at lower relative valuations. Chartwell has advised the fund since 2006.

William Blair & Company. Founded in 1935, William Blair & Company is an independently owned full-service investment firm. The firm has advised the fund since 2006.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its average peer funds. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Chartwell and William Blair in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by the firms increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

22

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

23

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
147 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
147 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
147 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York since 2005 and of Schuylkill River Development Corporation and
Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer since 2006, Vice President and Chief Information Officer
147 Vanguard Funds Overseen	(1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
147 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005; Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004), Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
147 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
147 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
147 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
147 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo
are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People
with Hearing Impairment > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by calling
fund only if preceded or accompanied by
the fund’s current prospectus.	Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3012 062007

Vanguard® International Explorer™ Fund

> Semiannual Report

April 30, 2007

>  Vanguard International Explorer Fund returned 20.3% during the six months ended April 30, 2007. The fund’s return was slightly shy of its benchmark and of the average results for its peer group.

>  The fund’s investments in European stocks benefited from a strong European stock market, excellent stock selection by the advisor, and, for U.S. investors, the dollar’s weakness relative to the euro.

>  The fund’s investments in the Pacific region and in emerging markets made only modest contributions to overall return.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	6
Fund Profile	9
Performance Summary	11
Financial Statements	12
About Your Fund’s Expenses	22
Glossary	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2007
	Ticker	Total
	Symbol	Returns
Vanguard International Explorer Fund	VINEX	20.3%
S&P/Citigroup EM EPAC Index[1]		21.1
Average International Small-Cap Fund[2]		20.5
MSCI All Country World Index ex USA		16.1

Your Fund’s Performance at a Glance
October 31, 2006–April 30, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Explorer Fund	$21.50	$23.36	$0.58	$1.65

1  Standard & Poor’s/Citigroup Extended Market Europe & Pacific Index.

2  Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

International Explorer Fund returned 20.3% during the fiscal half-year ended April 30, well ahead of the return of international stocks generally and of the broad U.S. stock market. The fund slightly trailed the 21.1% return of its primary benchmark index, the Standard & Poor’s/Citigroup Extended Market Europe & Pacific (EM EPAC) Index, and was slightly behind the 20.5% average return of international small-capitalization funds.

The performance of European stocks accounted for the lion’s share of the fund’s returns. The fund benefited from a major commitment to Europe (70% of its assets, on average), excellent stock selection, and the decline of the U.S. dollar against the euro. About 20% of the fund’s assets were invested in the Pacific region, where the fund’s positions turned in middling results. The fund remains closed to new investors.

International stocks climb, U.S. stocks reach a new high

International stocks outperformed U.S. equities, rising 16.1% as a group compared with 9.1% for domestic stocks. The returns of emerging market stocks continued growing briskly, underpinned by the now-strengthened economic position of many developing nations since the Asian financial crises of a decade ago. European stocks reflected the sustained

2

economic growth of that region, which included a high level of merger-and-acquisition activity.

A generally declining dollar helped bolster returns for U.S. investors (although the dollar appreciated compared with the Japanese yen). The U.S. stock market was particularly volatile during the six-month period, which saw the Dow Jones Industrial Average close above 13,000 for the first time on April 25.

Interest rate trends differ in the U.S. and abroad

Solid economic growth abroad has been spurring foreign central banks in Japan, Europe, and the United Kingdom to raise interest rates, with the expectation that higher rates are still to come. By contrast, economic reports suggest that U.S. economic growth is moderating, and many expect the Federal Reserve to eventually reduce interest rates.

The Federal Reserve Board maintained its target for the federal funds rate at 5.25% throughout the six-month period. The inversion of the yield curve continued, with yields of long-term bonds remaining lower than short-term yields. Returns in the U.S. bond market were generally consistent with bond coupons.

European stocks were the primary drivers of performance

Vanguard International Explorer Fund approaches its investments from the bottom up. Three regional teams of fund analysts visit 1,500 companies in more

Market Barometer
	Total Returns
	Periods Ended April 30, 2007
	Six Months	One Year	Five Years[1]
Stocks
MSCI All Country World Index ex USA (International)	16.1%	19.7%	18.3%
Russell 1000 Index (Large-caps)	9.1	15.2	9.1
Russell 2000 Index (Small-caps)	6.9	7.8	11.1
Dow Jones Wilshire 5000 Index (Entire market)	9.1	14.5	9.7

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	2.6%	7.4%	5.1%
Lehman Municipal Bond Index	1.6	5.8	5.2
Citigroup 3-Month Treasury Bill Index	2.5	5.0	2.6

CPI
Consumer Price Index	2.4%	2.6%	2.8%

1 Annualized.

3

than 25 countries each year. The analysts conduct fundamental analysis to monitor current holdings and to prospect for companies whose stocks offer the most potential for growth, yet are not overvalued.

At the end of the fiscal six months, the result was a portfolio that included 235 companies and was highly diversified, both geographically and by industry. The fund focuses on smaller companies in developed markets in Europe and the Pacific region, although almost 8% of its assets, on average, were in South Korea and other emerging markets. Its largest holdings were in the United Kingdom (on average, about 20% of assets), and the second largest were in Japan (on average, about 17% of assets).

About half the fund’s return came from five European countries—the United Kingdom, Germany, Switzerland, Italy, and France. The top European stocks included Switzerland’s Jelmoli Holding (retailing), and Germany’s Hochtief and Bilfinger Berger (both industrials). Industrial companies were the most important contributing sector to the fund’s overall return.

The top-performing stock in the Pacific region was Singapore Exchange, a securities exchange. Given Japan’s major presence in the fund, the Japanese market’s weak six-month performance restrained returns from the Pacific region (which also faced a bit of a headwind because of the dollar’s appreciation against the yen). Overall, however, the region

Annualized Expense Ratios[1]
Your fund compared with its peer group
		Average
		International
	Fund	Small-Cap Fund
International Explorer Fund	0.39%	1.71%

1  Fund expense ratio reflects the six months ended April 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

4

made a modest positive contribution to overall returns, as did the fund’s emerging markets investments, especially those in South Korea, Indonesia, and China.

International stocks offer a wider world of opportunities

The U.S. market represents only about 45% of the global market for stocks—meaning that a sizable set of investment opportunities lies beyond U.S. borders. The International Explorer Fund gives you the opportunity to invest in some of the smaller, lesser-known companies in international stock markets, complementing the larger-cap focus of most international funds. Even more important, international investing provides the opportunity to temper the risk of a U.S.-only portfolio.

How much exposure to international stocks is right for you? As with much of investing, the answer is,“it depends.” The decision depends on your goals, time horizon, personal situation, and risk comfort level.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

May 17, 2007

5

Advisor’s Report

Over the six months ended April 30, 2007, Vanguard International Explorer Fund returned 20.3%, compared with a 21.1% rise in the S&P/Citigroup EM EPAC Index, a broad measure of the performance of smaller non-U.S. stocks.

The investment environment

Another strong period for international equity returns, particularly smaller companies, was enhanced for U.S. investors by weakness in the dollar. With liquidity conditions remaining broadly favorable and global growth momentum resilient, the cyclical bias of smaller companies has been a positive factor. Although the small companies in continental Europe and Asian emerging markets have enjoyed the strongest tailwind, smaller companies have generally prospered in all sectors and regions, with one notable exception: Japan.

In Japan, returns from smaller companies (up only +3.5%) have lagged even the anemic 4.8% rise in their larger peers, as measured by the MSCI Japan Index. A fundamental problem has been the lack of convincing, domestically driven growth in the Japanese economy. The impact of economic weakness on investor sentiment has been all the more stark given the growing evidence of just such economic momentum in almost every other Asian country.

In this context, it is unsurprising that returns from smaller companies in the higher-growth Asian markets have been notably strong, registering an almost 28% return. Continental Europe has nearly matched these returns, buoyed by accelerating growth, rising confidence indicators, and liquidity that, thus far, has been little affected by rising short-term interest rates.

Our successes and shortfalls

The major positive factor in our portfolio has been our continental European stock selection. The major contributors have been among our financial, materials, and, to a lesser extent, energy holdings. The fund also benefited from the overweighting in industrials. Country positioning within Europe was also helpful; we had below-benchmark exposure to poorly performing Spain, and overweights in Greece and Finland.

Stock selection in the United Kingdom was also a positive, particularly among consumer cyclical and energy companies.

The most significant performance shortfall was in Japan. The main issue has been our positioning in the information technology and materials sectors. In information technology, even good-quality companies have not been immune to a down cycle in the overall industry, and the market has been in no mood to accept short-term earnings disappointments. In the materials sector, we have been insufficiently exposed to the very cyclical companies that have continued to perform

6

well because we have little long-term confidence in the sustainability of current excess returns.

The fund’s positioning

Brief as the February–March stock-market correction proved to be, it is important to make a distinction between the recent volatility in markets and the more significant sell-off seen in May 2006. In this most recent downturn, the concern has been a deficiency in global growth, rather than fears of inflationary strength. The volatility is a reminder to those who think the business cycle is dead that growth does matter, particularly given that corporate profit margins are at historically high levels.

We still view a soft landing in the United States as our central economic expectation. With growth in Europe and most of Asia (except in Japan) remaining satisfactory, we believe that both large and small-capitalization equities can offer positive returns on a one-year view. Compared with large companies, smaller companies continue to look a bit expensive by historical standards, but absolute valuations are not excessive, and we expect continued superior earnings growth from the companies in the portfolio.

We continue to believe that Asian equities (outside Japan and Australia) are likely to produce the most attractive returns. During short-term corrections, they may prove (as is usually the case) to be the most volatile, but underlying support from domestic liquidity and growth looks increasingly durable even in the face of a slowing U.S. economy. Our focus remains on domestically sensitive sectors. We are avoiding manufacturing and, more critically, exporters.

Within Europe, our underlying policy stance remains unchanged, with a general preference for continental Europe markets over the United Kingdom. In the latter, the disparity between the Consumer Price Index (CPI) and the Retail Price Index (RPI) is troubling, with the RPI (to which many pay settlements are linked) running at a 4.8% annual rate in March. It has hardly been surprising to see further interest rate rises from the U.K. Monetary Policy Committee, increases that are likely to add to the pressures on domestically oriented smaller companies.

Elsewhere in Europe, we retain a positive stance. Because of strong short-term performance in a number of stocks, however, we have reduced our exposure, with a view to gradually reinvesting. We’ll look to rebuild positions as opportunities present themselves, in the belief that volatility is likely over the next few months. Interest rates continue to rise gently. With relatively few exceptions, however, signs of stress are few, a function of the relatively low level of debt in the household sector and a high level of savings.

7

Japan remains an enigma. Its situation is all the more remarkable given the buoyant picture in the rest of Asia. There is some valuation support for smaller companies, but despite promising signs—corporate profitability is at its highest level since the 1970s, and land prices rose in 2006 for the first time in 16 years—convincing improvement in consumption remains elusive. Value is reappearing, but pricing power is hard to find, and we remain underweight.

Matthew Dobbs, Senior Vice President

Schroder Investment Management

North America Inc.

May 10, 2007

8

Fund Profile

As of April 30, 2007

Portfolio Characteristics
		Comparative
	Fund	Index[1]
Number of Stocks	235	4,080
Turnover Rate	34%[2]	—
Expense Ratio	0.39%[2]	—
Short-Term Reserves	5%	—

Volatility Measures[3]
Fund Versus
Comparative Index[1]
R-Squared	0.94
Beta	1.01

Sector Diversification (% of portfolio)
		Comparative
	Fund	Index[1]
Consumer Discretionary	16%	19%
Consumer Staples	4	5
Energy	5	3
Financials	19	22
Health Care	3	6
Industrials	32	23
Information Technology	5	7
Materials	8	11
Telecommunication Services	0	1
Utilities	3	3
Short-Term Reserves	5%	—

Ten Largest Holdings[4] (% of total net assets)

Sika Finanz AG (Bearer)	specialty chemicals	1.9%
YIT Oyj	construction and
	engineering	1.6
MTU Aero Engines	aerospace and
Holdings AG	defense	1.4
Nexity	homebuilding	1.3
Bilfinger Berger AG	construction and
	engineering	1.3
Saft Groupe SA	electrical
	components
	and equipment	1.3
ACEA SpA	multi-utilities	1.2
Rheinmetall AG	industrial
	conglomerates	1.2
Groupe Bourbon SA	oil and gas
	equipment and
	services	1.2
Azimut Holding SpA	asset management
	and custody banks	1.1
Top Ten		13.5%

Allocation by Region (% of portfolio)

1  S&P/Citigroup EM EPAC Index.

2  Annualized.

3  For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 24.

4  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

9

Market Diversification (% of portfolio)
		Comparative
	Fund	Index[1]
Europe
United Kingdom	19%	21%
Germany	8	8
Switzerland	7	7
France	7	10
Italy	5	5
Sweden	4	3
Netherlands	4	4
Finland	3	2
Greece	3	1
Belgium	1	1
Ireland	1	1
Austria	1	1
Denmark	1	1
Spain	1	4
Norway	0	1
Subtotal	65%	70%
Pacific
Japan	15%	18%
Australia	2	6
Singapore	2	1
Hong Kong	1	2
Subtotal	20%	27%
Emerging Markets
South Korea	4%	3%
Indonesia	1	0
China	1	0
India	1	0
Taiwan	1	0
Other	1	0
Subtotal	9%	3%
North America
Canada	1%	—
Short-Term Reserves	5%	—

1  S&P/Citigroup EM EPAC Index.

10

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 4, 1996–April 30, 2007

Average Annual Total Returns: Periods Ended March 31, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
International Explorer Fund[2]	11/4/1996	22.16%	23.50%	16.93%

1  Six months ended April 30, 2007.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

Note: See Financial Highlights table on page 18 for dividend and capital gains information.

11

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (94.3%)
Australia (2.1%)
^James Hardie
Industries NV	2,344,838	17,201
^Ansell Ltd.	1,483,284	13,691
^Lion Nathan Ltd.	1,530,706	11,595
^Just Group Ltd.	3,254,735	11,448
^Computershare Ltd.	800,000	6,897
Iluka Resources Ltd.	1,219,254	5,872
Sonic Healthcare Ltd.	250,000	2,954
		69,658
Austria (0.9%)
* Austriamicrosystems AG	246,423	16,794
* Schoeller-Bleckmann
Oilfield Equipment AG	180,000	11,353
		28,147
Belgium (1.3%)
^Compagnie
Nationale a Portefeuille	240,000	15,586
Fluxys-D	4,000	14,477
Sofina SA	105,000	12,454
		42,517
Brazil (0.1%)
Lojas Americanas SA Pfd.	50,000,000	3,176

Canada (0.7%)
Niko Resources Ltd.	286,173	22,819

China (0.8%)
Shenzhen
Expressway Co. Ltd.	19,400,000	13,304
Jiangsu Expressway Co.
Ltd. H Shares	11,000,000	9,333

* ^The Guangshen
Railway Co., Ltd.		6,800,000	4,994
			27,631
Denmark (0.8%)
^Trygvesta A/S		297,000	25,166

Finland (3.1%)
	^YIT Oyj	1,500,000	53,168
	^Uponor Oyj	577,504	23,836
	^OKO Bank (Osuuspankkien
	Keskuspankki Oyj)	675,000	12,809
	^Cargotec Corp.	80,000	4,949
	^Kone Oyj	75,000	4,521
			99,283
France (6.7%)
	Nexity	500,000	43,312
1	Saft Groupe SA	1,200,000	40,934
	^Groupe Bourbon SA	538,720	38,608
	^Kaufman & Broad SA	450,000	34,249
*	Cegereal	222,906	11,219
*	^Rodriguez Group	200,000	10,712
*	Amboise a et BSA	421,192	7,667
	Guyenne et Gascogne SA	40,000	6,704
*	Carrere Group	240,000	6,471
*	Store Promesses	309,476	6,261
*	^Groupe Partouche SA	248,518	6,254
	Virbac SA	48,319	3,825
	^HF Co.	100,000	3,002
			219,218
Germany (8.1%)
	MTU Aero
	Engines Holdings AG	800,000	46,406
	Bilfinger Berger AG	450,000	42,261
	^Rheinmetall AG	390,270	38,615
	Hochtief AG	304,072	31,945
*	Aareal Bank AG	350,000	18,470
*	cash.life AG	402,000	15,215
	IDS Scheer AG	600,000	13,609
	^Grenkeleasing AG	262,300	13,217
	HCI Capital AG	550,000	12,896
*	C.A.T. Oil AG	250,000	7,652
*	^Schmack Biogas AG	81,550	7,600
*	^Thielert AG	238,675	7,435
	Demag Cranes AG NPV
	(Registered)	109,320	7,168
*	^Verbio AG	167,009	1,813
			264,302

12

		Market
		Value•
	Shares	($000)
Greece (2.7%)
Public Power Corp.	1,000,000	26,209
Babis Vovos International	682,243	25,714
Hellenic Exchanges SA	630,000	14,921
* Postal Savings Bank	600,000	14,340
Fourlis SA	300,000	7,489
		88,673
Hong Kong (1.4%)
Hopewell Holdings Ltd.	4,398,000	19,352
Dah Sing Financial Group	2,000,400	17,098
^ASM Pacific
Technology Ltd.	1,400,000	8,828
		45,278
India (0.8%)
* IPCL Warrants
Exp. 1/19/09	2,500,000	19,000
* Hindalco Warrants
Exp. 1/21/10	2,000,000	7,120
		26,120
Indonesia (1.4%)
PT Bank Central
Asia Tbk	47,924,500	27,700
PT Bank Rakyat
Indonesia Tbk	31,000,000	17,739
		45,439
Ireland (0.9%)
DCC PLC	900,000	30,137

Italy (4.9%)
^ACEA SpA	1,800,000	39,810
^Azimut Holding SpA	2,300,000	36,750
^Compagnie Industriali
Riunite SpA	8,000,000	34,515
^Italmobiliare SpA	145,000	18,612
^Beni Stabili SpA	9,700,000	16,436
Italmobiliare SpA
Non-Convertible Risp.	135,000	13,574
^Ergo Previdenza SpA	41,790	300
		159,997
Japan (15.0%)
^TOC Co., Ltd.	1,845,000	16,593
Nippon Sanso Corp.	1,533,000	13,323
Obic Co., Ltd.	70,000	12,992
Tsuruha Holdings, Inc.	347,000	12,887
^Nichicon Corp.	920,000	12,732
Aica Kogyo Co., Ltd.	1,000,000	12,720

^Musashi
Seimitsu Industry Co., Ltd.	480,000	12,515
^Kissei Pharmaceutical Co.	640,000	12,202
^Tokyo Ohka Kogyo Co., Ltd.	500,000	12,110
^Sato Corp.	614,000	11,974
KOA Corp.	900,000	11,724
^Santen
Pharmaceutical Co., Ltd.	414,000	11,331
^Union Tool Co.	300,000	11,106
Furukawa–Sky
Aluminum Corp.	2,208,000	10,682
Exedy Corp.	395,000	10,539
Right On Co. Ltd.	369,000	10,036
^Amano Corp.	737,000	9,659
* Dowa Mining Co. Ltd.	1,024,000	9,611
^Enplas Corp.	651,000	9,479
Chiyoda Co., Ltd.	415,000	9,414
H.I.S Co., Ltd.	304,200	9,409
^Chugoku Marine Paints, Ltd.	993,000	9,280
NAFCO Co., Ltd.	350,000	9,068
^Nissan Chemical
Industries, Ltd.	780,000	8,836
Ushio Inc.	450,000	8,815
^Lintec Corp.	420,000	8,727
Tsumura & Co.	356,000	7,955
^Arisawa
Manufacturing Co., Ltd.	800,000	7,787
Nishimatsuya Chain Co., Ltd.	425,000	7,645
^Trusco Nakayama Corp.	368,000	7,372
^MISUMI Group Inc.	407,000	6,997
Sanie-International Co., Ltd.	175,000	6,797
^Alpen Co., Ltd.	329,000	6,699
The Tokyo Tomin Bank, Ltd.	191,000	6,602
Tsutsumi Jewerly Co., Ltd.	251,000	6,501
The Hiroshima Bank, Ltd.	1,200,000	6,460
Bank of Okinawa, Ltd	172,000	6,339
Sumitomo
Osaka Cement Co., Ltd.	2,134,000	6,225
Sysmex Corp.	159,500	6,111
^Fullcast Co., Ltd.	2,858	5,821
^Sumida Corp.	360,000	5,795
Inaba Denki Sangyo Co., Ltd.	160,000	5,586
^Nifco Inc.	230,000	5,435
Ryosan Co., Ltd.	208,000	5,227
Nitta Corp.	237,000	5,167
The Musashino Bank, Ltd.	90,000	4,919
JSP Corp.	431,000	4,876
^Tokyo Leasing Co., Ltd.	327,500	4,845
^Net One Systems Co., Ltd.	4,550	4,762

Koito
Manufacturing Co., Ltd.	400,000	4,676
Nissin Healthcare
Food Service Co. Ltd.	350,000	4,486
ICOM Inc.	149,000	4,188
Sumitomo Forestry Co.	383,000	3,961
^Maeda Corp.	1,091,000	3,918
Kureha Chemical
Industry Co.	700,000	3,427
^eAccess Ltd.	5,000	3,099
Nagase & Co., Ltd.	230,000	3,032
^Nidec Copal Corp.	259,700	3,006
^ALPHA Corp.	140,000	2,861
^Daido Steel Co., Ltd.	446,000	2,570

13

		Market
		Value•
	Shares	($000)
DC Co., Ltd.	481,000	2,562
NEC Leasing Ltd.	130,000	2,514
Fujikura Kasei Co., Ltd.	250,000	2,385
* ^H.S. Securities Co., Ltd.	400,000	2,314
^Plenus Co. Ltd.	115,000	2,140
AUCNET Inc.	120,000	1,754
^The Minato Bank, Ltd.	630,000	1,413
Hard Off Corp. Co., Ltd.	200,000	1,164
Dowa Mining Co., Ltd.
Rights Exp. 1/29/10	2,300,000	1,090
^Thine Electronics Inc.	600	641
The Higashi–Nippon
Bank, Ltd.	104,000	460
		487,348
Malaysia (0.2%)
* TIME dotCom Bhd	30,000,000	6,716

Netherlands (3.8%)
Heijmans NV	430,000	26,593
^Fugro NV	434,304	23,543
^Koninklijke Ten Cate NV	560,711	22,679
SBM Offshore NV	400,000	14,332
Macintosh Retail Group NV	250,000	11,375
* Smartrac NV	303,845	10,305
Arcadis NV	113,000	7,813
Eriks Group NV	68,652	5,772
		122,412
Philippines (0.3%)
Aboitiz Equity
Ventures Inc.	45,000,000	8,535

Singapore (2.0%)
Singapore Exchange Ltd.	5,000,000	23,968
ComfortDelGro Corp. Ltd.	15,318,000	22,918
Sembcorp Industries Ltd.	4,230,000	13,482
SIA Engineering Co., Ltd.	1,865,000	5,632
		66,000
South Korea (4.4%)
Samsung Corp.	726,140	30,540
Amorepacific Corp.	46,643	30,064
Hite Brewery Co., Ltd.	160,600	22,584
Kumkang Korea
Chemical Co., Ltd.	48,060	19,749
Pusan Bank	1,096,710	16,071
Daegu Bank	807,820	13,274
Yuhan Corp.	57,839	9,428

			141,710
	Spain (0.6%)
	^Red Electrica de Espana SA	225,000	10,338
	^Enagas SA	400,000	9,694
			20,032
	Sweden (3.8%)
	^Swedish Match AB	1,650,000	30,459
	^Transcom WorldWide SA	2,700,000	22,867
	^Oriflame Cosmetics SA	427,241	22,428
	^Saab AB	650,000	19,010
	^D. Carnegie & Co. AB	792,120	15,667
	^Munters AB	300,000	14,545
			124,976
	Switzerland (7.5%)
	Sika Finanz AG (Bearer)	31,510	61,239
	Helvetia Patria Holding AG	72,500	30,743
	^Jelmoli Holding AG	9,000	30,203
	Geberit AG	16,300	28,948
	BKW FMB Energie AG	250,000	26,626
	Publigroupe SA	54,000	19,603
	^Kuoni Reisen Holding AG
	(Registered)	26,000	16,277
	Bank Sarasin & Cie AG	3,000	11,843
	Mobilezone Holding AG	1,500,000	9,015
	Schindler Holding AG	125,000	7,980
			242,477
	Taiwan (0.6%)
*[2]	Catcher Technology
	Warrants Exp. 11/29/10	1,797,530	13,864
*[2]	Basso Industry
	Warrants Exp. 5/3/11	2,795,855	4,043
			17,907
	Thailand (0.4%)
	Bank of Ayudhya PLC
	(Foreign)	22,708,100	13,871

	United Kingdom (19.0%)
	SIG PLC	1,300,000	32,985
	WS Atkins PLC	1,200,000	28,996
	Babcock International
	Group PLC	3,250,000	28,506
	J.D. Wetherspoon PLC	1,750,000	24,699
	Carillion PLC	3,000,000	24,542
	Findel PLC	1,600,000	20,978
	Inchcape PLC	1,860,000	20,948
	Meggitt PLC	3,111,964	18,936
*	Imperial Energy Corp. PLC	690,852	17,216
	Balfour Beatty PLC	1,700,000	15,724

Speedy Hire PLC	640,000	15,464
Quintain Estates &
Development PLC	900,000	15,198
Forth Ports PLC	380,000	15,079
The Go-Ahead Group PLC	280,000	14,563
Domestic & General
Group PLC	595,000	13,246
Alfred McAlpine
Group PLC	1,398,635	13,086
Headlam Group PLC	1,100,000	13,017
Whatman PLC	2,201,504	12,750
National Express
Group PLC	500,000	12,150
Shaftesbury PLC	850,000	12,059
Bellway PLC	398,824	12,010
Close Brothers Group PLC	600,000	11,622

14

		Market
		Value•
	Shares	($000)
* Premier Oil PLC	481,503	11,535
Amec PLC	1,000,000	11,101
Derwent London PLC	253,731	10,760
William Hill PLC	900,000	10,715
Nestor Healthcare
Group PLC	3,020,445	10,462
First Choice Holidays PLC	1,800,000	10,305
ICAP PLC	1,000,000	10,064
Alexon Group PLC	1,900,000	9,474
Chrysalis Group PLC	3,500,000	9,178
* Leo Capital PLC	6,150,108	9,130
Ultra Electronics
Holdings PLC	375,000	9,087
* Invensys PLC	1,350,000	8,862
Redrow PLC	700,000	8,478
Intermediate Capital
Group PLC	225,000	8,405
BPP Holdings PLC	600,000	8,292
Paragon Group Cos. PLC	700,000	7,598
Stagecoach Group PLC	2,000,000	7,385
Homeserve PLC	200,000	7,021
* CSR PLC	450,000	6,834
John Wood Group PLC	1,200,000	6,674
The Future Network PLC	7,200,000	6,197
* Venture Production PLC	408,973	5,581
* AEA Technology PLC	2,559,950	5,515
Erinaceous Group PLC	971,826	5,313
Goldshield Group PLC	1,050,601	5,050
Lawrence PLC	1,091,745	4,976
RM PLC	1,000,000	3,768
* I-Mate PLC	2,100,000	2,357
Devro PLC	638,646	1,482
* Pinnacle Staffing
Group PLC	723,983	133
		615,506
Total Common Stocks
(Cost $1,963,414)		3,065,051
Temporary Cash Investments (17.6%)
3 Vanguard Market
Liquidity Fund, 5.259%	173,998,871	173,999
3 Vanguard Market
Liquidity Fund,
5.259%—Note G	398,060,155	398,060
Total Temporary Cash Investments
(Cost $572,059)		572,059
Total Investments (111.9%)

(Cost $2,535,473)	3,637,110
Other Assets and Liabilities (–11.9%)
Other Assets—Note C	42,091
Security Lending Collateral
Payable to Brokers—Note G	(398,060)
Other Liabilities	(30,250)
(386,219)
Net Assets (100%)
Applicable to 139,187,594 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,250,891
Net Asset Value Per Share	$23.36

At April 30, 2007, net assets consisted of:[4]
	Amount	Per
	($000)	Share
Paid-in Capital	1,967,932	$14.15
Undistributed Net
Investment Income	1,638.01
Accumulated Net
Realized Gains	179,671	1.29
Unrealized Appreciation
Investment Securities	1,101,637	7.91
Foreign Currencies	13	—
Net Assets	3,250,891	$23.36

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1  Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.

2  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, the aggregate value of these securities was $17,907,000, representing 0.6% of net assets.

3  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4  See Note E in Notes to Financial Statements for the tax-basis components of net assets.

15

Statement of Operations

Six Months Ended
April 30, 2007
($000)
Investment Income
Income
Dividends[1]	25,124
Interest[2]	2,855
Security Lending	1,300
Total Income	29,279
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,740
Performance Adjustment	—
The Vanguard Group—Note C
Management and Administrative	2,203
Marketing and Distribution	218
Custodian Fees	574
Shareholders’ Reports	14
Trustees’ Fees and Expenses	2
Total Expenses	5,751
Expenses Paid Indirectly—Note D	(38)
Net Expenses	5,713
Net Investment Income	23,566
Realized Net Gain (Loss)
Investment Securities Sold	180,087
Foreign Currencies	(82)
Realized Net Gain (Loss)	180,005
Change in Unrealized Appreciation (Depreciation)
Investment Securities	336,343
Foreign Currencies	17
Change in Unrealized Appreciation (Depreciation)	336,360
Net Increase (Decrease) in Net Assets Resulting from Operations	539,931

1  Dividends are net of foreign withholding taxes of $2,722,000.

2  Interest income from an affiliated company of the fund was $2,855,000.

16

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	23,566	63,890
Realized Net Gain (Loss)	180,005	223,249
Change in Unrealized Appreciation (Depreciation)	336,360	360,364
Net Increase (Decrease) in Net Assets Resulting from Operations	539,931	647,503
Distributions
Net Investment Income	(71,880)	(46,929)
Realized Capital Gain[1]	(204,486)	(158,384)
Total Distributions	(276,366)	(205,313)
Capital Share Transactions—Note H
Issued	227,546	274,427
Issued in Lieu of Cash Distributions	243,650	181,737
Redeemed[2]	(152,020)	(360,598)
Net Increase (Decrease) from Capital Share Transactions	319,176	95,566
Total Increase (Decrease)	582,741	537,756
Net Assets
Beginning of Period	2,668,150	2,130,394
End of Period[3]	3,250,891	2,668,150

1  Includes fiscal 2007 and 2006 short-term gain distributions totaling $3,098,000 and $45,755,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net of redemption fees of $33,000 and $96,000.

3  Net Assets—End of Period includes undistributed net investment income of $1,638,000 and $49,835,000.

17

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002[1]
Net Asset Value, Beginning of Period	$21.50	$17.99	$14.64	$11.89	$8.11	$9.07
Investment Operations
Net Investment Income	.19	.52	.37	.273[2]	.14[2]	.08
Net Realized and Unrealized Gain (Loss)
on Investments	3.90	4.74	3.51	2.544	3.70	(.90)
Total from Investment Operations	4.09	5.26	3.88	2.817	3.84	(.82)
Distributions
Dividends from Net Investment Income	(.58)	(.40)	(.24)	(.067)	(.06)	(.14)
Distributions from Realized Capital Gains	(1.65)	(1.35)	(.29)	—	—	—
Total Distributions	(2.23)	(1.75)	(.53)	(.067)	(.06)	(.14)
Net Asset Value, End of Period	$23.36	$21.50	$17.99	$14.64	$11.89	$8.11

Total Return[3]	20.28%	31.31%	27.04%	23.79%	47.70%	–9.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,251	$2,668	$2,130	$1,577	$420	$96
Ratio of Expenses to
Average Net Assets[4]	0.39%*	0.44%	0.50%	0.57%	0.73%	1.04%[5]
Ratio of Net Investment Income to
Average Net Assets	1.61%*	2.56%	2.17%	1.96%	1.52%	1.13%
Portfolio Turnover Rate	34%*	32%	38%	21%	60%	40%

1  Schroder International Smaller Companies Fund reorganized into Vanguard International Explorer Fund effective June 29, 2002.

2  Calculated based on average shares outstanding.

3  Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

4  Includes performance-based investment advisory fee increases (decreases) of 0.00% for 2007, 0.02% for 2006, 0.02% for 2005, 0.00% for 2004, and 0.00% for 2003.

5  The expense ratio before waivers and reimbursements of expenses was 1.55%.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Notes to Financial Statements

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Whitehall Funds. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds) between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

19

B. Schroder Investment Management North America Inc. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years, relative to the S&P/Citigroup Extended Market Europe & Pacific Index. For the six months ended April 30, 2007, the investment advisory fee represented an effective annual basic rate of 0.19% of the fund’s average net assets, with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2007, the fund had contributed capital of $286,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.29% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2007, these arrangements reduced the fund’s management and administrative expenses by $35,000 and custodian fees by $3,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial-reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended April 30, 2007, the fund realized net foreign currency losses of $82,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the six months ended April 30, 2007, the fund realized gains on the sale of passive foreign investment companies of $199,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Unrealized appreciation through October 31, 2006, on passive foreign investment company holdings at April 30, 2007, was $17,219,000, all of which has been distributed and is reflected in the balance of undistributed net income.

At April 30, 2007, the cost of investment securities for tax purposes was $2,552,692,000. Net unrealized appreciation of investment securities for tax purposes was $1,084,418,000, consisting of unrealized gains of $1,160,011,000 on securities that had risen in value since their purchase and $75,593,000 in unrealized losses on securities that had fallen in value since their purchase.

20

F. During the six months ended April 30, 2007, the fund purchased $476,369,000 of investment securities and sold $505,327,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at April 30, 2007, was $378,570,000, for which the fund received cash collateral of $398,060,000.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006
	Shares	Shares
	(000)	(000)
Issued	10,293	13,898
Issued in Lieu of Cash Distributions	11,691	10,250
Redeemed	(6,923)	(18,420)
Net Increase (Decrease) in Shares Outstanding	15,061	5,728

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31, 2006		Proceeds from		April 30, 2007
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Saft Groupe SA	n/a1	9,428	—	—	40,934

J. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning November 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

1  At October 31, 2006, the issuer was not an affiliated company of the fund.

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Explorer Fund	10/31/2006	4/30/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$1,202.77	$2.13
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.86	1.96

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 2% redemption fee that applies to shares held for less than two months, nor do they include any account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.39%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

22

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

23

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
147 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
147 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
147 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York since 2005 and of Schuylkill River Development Corporation and
Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer since 2006, Vice President and Chief Information Officer
147 Vanguard Funds Overseen	(1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
147 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005; Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004), Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
147 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
147 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
147 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
147 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Explorer, Connect with Vanguard, and the
ship logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People
With Hearing Impairment > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. They are also available from
This material may be used in conjunction	the SEC’s website, www.sec.gov. In addition, you may
with the offering of shares of any Vanguard	obtain a free report on how your fund voted the proxies for
fund only if preceded or accompanied by	securities it owned during the 12 months ended June 30.
the fund’s current prospectus.	To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1262 062007

Vanguard® High Dividend Yield Index Fund

> Semiannual Report

April 30, 2007

>  Since its inception slightly less than six months ago, Vanguard High Dividend Yield Index Fund produced returns of 7.2% for Investor Shares and 8.2% for ETF Shares. The share classes had inception dates of November 16, 2006, and November 10, 2006, respectively.

>  The utilities sector posted the single largest contribution to returns; consumer staples, energy, health care, and industrials also produced solid gains.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Fund Profile	6
Performance Summary	7
Financial Statements	8
Trustees Approve Advisory Arrangement	21
Glossary	22

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Period Ended April 30, 2007
		Returns
	Ticker	Since
	Symbol	Inception
Vanguard High Dividend Yield Index Fund
Investor Shares (Inception 11/16/2006)	VHDYX	7.2%
FTSE High Dividend Yield Index		7.3
Average Large-Cap Value Fund[1]		7.6
Dow Jones Wilshire 5000 Index		6.9

Vanguard High Dividend Yield Index Fund
ETF Shares[2] (Inception 11/10/2006)	VYM
Net Asset Value		8.2%
Market Price		8.2
FTSE High Dividend Yield Index		8.3
Average Large-Cap Value Fund[1]		8.5
Dow Jones Wilshire 5000 Index		8.6

Your Fund’s Performance at a Glance
Inception Through April 30, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard High Dividend Yield Index Fund
Investor Shares	$20.00[3]	$21.27	$0.169	$0.000
ETF Shares	50.04[4]	53.67	0.443	0.000

1  Derived from data provided by Lipper Inc.

2  ETF Shares are traded on the American Stock Exchange and are available only through brokers. The table shows ETF returns based on both the AMEX market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2.

3  At inception; November 16, 2006.

4  At inception; November 10, 2006.

1

Chairman’s Letter

Dear Shareholder,

Income-oriented stocks have generally performed well since the Vanguard High Dividend Yield Index Fund debuted slightly less than six months ago. Through April 30, 2007, the fund’s Investor Shares gained 7.2% from their November 16, 2006, inception, while the ETF Shares gained 8.2% from their inception on November 10, 2006. At the end of the period, the fund’s yield stood at 2.75%, compared with 1.84% for the S&P 500.

The performance of the fund’s Investor Shares was ahead of the broad market’s 6.9% return over the same period, a time when value stocks continued to outpace growth stocks. The utilities sector made the greatest contribution to fund returns. The performance of the fund’s financials stocks, while positive, was disappointing.

Stocks soared to a new high in the final month of the period

The U.S. stock market was particularly volatile during the six-month period. The Dow Jones Industrial Average crept up gradually through the first three months, fell steeply in late February, then recovered in March and climbed steadily through April. The Dow closed above 13,000 for the first time on April 25 and gained 5.9% overall for the month, its best single-month performance since December 2003.

2

During the period, the market was buoyed by economic reports that showed slower, but broad-based, growth in the domestic economy, and by strong profit reports from a host of blue-chip companies. Once again, international stocks outperformed U.S. equities. In a marked turnaround from recent years, large-capitalization stocks outpaced small-cap issues.

Bonds produced modest gains

The Federal Reserve Board maintained its target for the federal funds rate at 5.25% throughout the six-month period. The inversion of the yield curve continued, with yields of long-term bonds remaining lower than short-term yields. As inflation fears abated, the premium generally paid for long-term bonds—and for the longer commitment of capital—diminished.

Money market instruments continued to be a bright spot in the fixed income firmament, returning 2.5% for the half-year, as measured by the Citigroup 3-Month Treasury Bill Index. The yield of 3-month U.S. Treasuries was 4.8% at the end of the period. For the six months, the broad taxable bond market returned 2.6%, while municipal bonds posted a return of 1.6%.

Breadth of market advance buoyed fund returns

Vanguard High Dividend Yield Index Fund seeks to track the performance of the FTSE High Dividend Yield Index, a new, custom benchmark of U.S. stocks with higher-than-average yields. The approach leads to sector weightings that differ from those in the broad market—higher in financials and lower in information technology, for example.

Market Barometer
	Total Returns
	Periods Ended April 30, 2007
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	9.1%	15.2%	9.1%
Russell 2000 Index (Small-caps)	6.9	7.8	11.1
Dow Jones Wilshire 5000 Index (Entire market)	9.1	14.5	9.7
MSCI All Country World Index ex USA (International)	16.1	19.7	18.3

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	2.6%	7.4%	5.1%
Lehman Municipal Bond Index	1.6	5.8	5.2
Citigroup 3-Month Treasury Bill Index	2.5	5.0	2.6

CPI
Consumer Price Index	2.4%	2.6%	2.8%

1  Annualized.

3

During the period under review, the consumer staples, energy, health care, and industrials sectors each returned roughly 9%. Each also represented approximately 12% of the fund’s assets; as a group they were largely responsible for the fund’s performance.

Within consumer staples, tobacco companies were the star performers, as they benefited from a favorable appeals court verdict that rejected a $145 billion judgment against them. Within the three other sectors, integrated oil companies, major pharmaceuticals manufacturers, and defense contractors were the primary drivers.

Utilities, while not as large a weighting as the four other sectors, contributed significantly to fund returns. Electricity producers enjoyed strong pricing power in the face of heightened demand and restricted supply.

The index’s single largest exposure, at 28% of assets, on average, was the financials sector. Its performance was muted; it posted a 2.6% gain for the period. Mortgage lenders serving homebuyers with weak credit saw their share prices swoon as a permissive lending environment came to an end. A range of financial companies were weakened by association, including regional banks, thrifts, consumer finance firms, and insurers.

Annualized Expense Ratios[1]
Your fund compared with its peer group
			Average
	Investor	ETF	Large-Cap
	Shares	Shares	Value Fund
High Dividend Yield Index Fund	0.40%	0.25%	1.35%

1  Fund expense ratios reflect the period ended April 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

4

Fund offers diversification to investors seeking income

Vanguard High Dividend Yield Index Fund offers income-oriented investors low-cost entry into a diversified income fund. Investors should keep in mind, however, that while the holdings are diversified across sectors, they share a strong income tilt. Such stocks have performed very well recently as economic conditions and tax policies have generally favored mature, dividend-paying industries. But no market segment stays in favor forever, and an investment in the fund carries the risk that share prices could lag those in other market segments, even as income payments remain strong.

The fund can play a role in boosting income in a well-diversified portfolio that includes value and growth stocks, large and small stocks, and domestic and international stocks, as well as bond and money market funds. Diversify your portfolio and focus on the long term and low costs—that’s the way to build wealth over time. Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

May 18, 2007

Vanguard High Dividend Yield ETF
Premium/Discount: November 10, 2006[1] –April 30, 2007

	Market Price Above or			Market Price Below
	Equal to Net Asset Value			Net Asset Value
	Number	Percentage	Number	Percentage
Basis Point Differential[2]	of Days	of Total Days	of Days	of Total Days
0–24.9	54	46.55%	61	52.59%
25–49.9	1	0.86	0	0.00
50–74.9	0	0.00	0	0.00
75–100.0	0	0.00	0	0.00
>100.0	0	0.00	0	0.00
Total	55	47.41%	61	52.59%

1  Inception.

2  One basis point equals 1/100 of a percentage point.

5

Fund Profile

As of April 30, 2007

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	528	528	4,921
Median Market Cap	$87.0B	$87.0B	$32.1B
Price/Earnings Ratio	15.4x	15.4x	18.0x
Price/Book Ratio	2.6x	2.6x	2.9x
Yield		3.0%	1.7%
Investor Shares	2.8%
ETF Shares	2.9%
Return on Equity	23.7%	23.7%	18.0%
Earnings Growth Rate	16.0%	16.1%	20.8%
Foreign Holdings	0.1%	0.1%	1.0%
Turnover Rate	15%[3]	—	—
Expense Ratio		—	—
Investor Shares	0.40%[3]
ETF Shares	0.25%[3]
Short-Term Reserves	0%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	6%	6%	12%
Consumer Staples	13	13	8
Energy	11	11	10
Financials	27	27	22
Health Care	12	12	11
Industrials	12	12	11
Information Technology	1	1	15
Materials	4	4	4
Telecommunication
Services	6	6	3
Utilities	8	8	4

Ten Largest Holdings[4] (% of total net assets)

ExxonMobil Corp.	integrated oil
	and gas	6.7%
General Electric Co.	industrial
	conglomerates	5.6
Citigroup, Inc.	diversified
	financial services	3.9
AT&T Inc.	integrated
	telecommunication
	services	3.6
Bank of America Corp.	diversified
	financial services	3.4
The Procter & Gamble Co.	household products	3.0
Johnson & Johnson	pharmaceuticals	2.8
Pfizer Inc.	pharmaceuticals	2.8
JPMorgan Chase & Co.	diversified
	financial services	2.7
Chevron Corp.	integrated oil
	and gas	2.5
Top Ten		37.0%

Investment Focus

1  FTSE High Dividend Yield Index.

2  Dow Jones Wilshire 5000 Index.

3  Annualized.

4  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

See page 22 for a glossary of investment terms.

6

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Total Returns (%): November 16, 2006–April 30, 2007

Cumulative Returns of ETF Shares: November 10, 2006–April 30, 2007

Cumulative
Since Inception
High Dividend Yield ETF Shares Market Price	8.19%
High Dividend Yield ETF Shares Net Asset Value	8.17
FTSE High Dividend Yield Index	8.25

Total Returns: Periods Ended March 31, 2007

This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	Since Inception
Investor Shares[2]	11/16/2006	3.09%
ETF Shares	11/10/2006	4.02

1  Return since inception.

2  Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000. Note: See Financial Highlights tables on pages 17 and 18 for dividend and capital gains information.

7

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (100.1%)
Consumer Discretionary (6.5%)
Home Depot, Inc.	31,173	1,181
McDonald’s Corp.	19,395	936
Carnival Corp.	7,445	364
CBS Corp.	11,452	364
Clear Channel
Communications, Inc.	7,899	280
General Motors Corp.	8,948	279
Harrah’s Entertainment, Inc.	2,917	249
Ford Motor Co.	28,866	232
Gannett Co., Inc.	3,765	215
Fortune Brands, Inc.	2,377	190
Limited Brands, Inc.	6,263	173
Mattel, Inc.	6,049	171
VF Corp.	1,777	156
Genuine Parts Co.	2,733	135
Whirlpool Corp.	1,254	133
Newell Rubbermaid, Inc.	4,332	133
H & R Block, Inc.	5,088	115
Eastman Kodak Co.	4,566	114
D. R. Horton, Inc.	4,889	108
Black & Decker Corp.	1,053	96
Tribune Co.	2,854	94
Hasbro, Inc.	2,567	81
The Stanley Works	1,311	76
Autoliv, Inc.	1,303	76
ServiceMaster Co.	4,430	68
Leggett & Platt, Inc.	2,895	68
KB Home	1,372	61
New York Times Co. Class A	2,385	56
Snap-On Inc.	915	50
* Lear Corp.	1,174	43
Regal Entertainment Group
Class A	1,945	42
Gentex Corp.	2,155	38
Dow Jones & Co., Inc.	814	30
Polaris Industries, Inc.	566	29
Tupperware Brands Corp.	968	27
Belo Corp. Class A	1,296	25

	ArvinMeritor, Inc.	1,177	24
	Callaway Golf Co.	1,299	23
	Warner Music Group Corp.	1,314	23
	Cooper Tire & Rubber Co.	886	17
	Ethan Allen Interiors, Inc.	479	17
	American Axle &
	Manufacturing Holdings, Inc.	602	17
	Asbury Automotive Group, Inc.	556	16
	Lee Enterprises, Inc.	598	16
	Furniture Brands
	International Inc.	933	15
	The Pep Boys
	(Manny, Moe & Jack)	801	15
	IHOP Corp.	250	15
	Entercom Communications Corp.	528	15
	Media General, Inc. Class A	383	14
	Blyth, Inc.	493	13
	Pier 1 Imports Inc.	1,569	12
	Modine Manufacturing Co.	485	11
	Superior Industries
	International, Inc.	479	11
	Journal Communications, Inc.	797	11
	Triarc Cos., Inc. Class B	648	11
	Cato Corp. Class A	483	10
	Kellwood Co.	370	10
	La-Z-Boy Inc.	852	10
	Talbots Inc.	399	9
*	Pre-Paid Legal Services, Inc.	163	9
	Citadel Broadcasting Corp.	982	9
	Monaco Coach Corp.	555	9
	Nautilus Inc.	581	8
	Tuesday Morning Corp.	571	8
	Sauer-Danfoss, Inc.	267	8
	Kimball International, Inc. Class B	423	8
	Sinclair Broadcast Group, Inc.	357	6
	Bandag, Inc. Class A	107	5
	Bandag, Inc.	103	5
	Lithia Motors, Inc.	175	5
	Kenneth Cole Productions, Inc.	180	5
	Sun-Times Media Group, Inc.	424	3
	Skyline Corp.	77	3

8

		Market
		Value•
	Shares	($000)
Carmike Cinemas, Inc.	83	2
Haverty Furniture Cos., Inc.	160	2
Deb Shops, Inc.	65	2
		6,920
Consumer Staples (12.6%)
The Procter & Gamble Co.	50,302	3,235
Altria Group, Inc.	33,176	2,286
The Coca-Cola Co.	36,709	1,916
Kraft Foods Inc.	25,997	870
Anheuser-Busch Cos., Inc.	12,284	604
Colgate-Palmolive Co.	8,208	556
Kimberly-Clark Corp.	7,289	519
General Mills, Inc.	5,402	324
Sysco Corp.	9,785	320
Avon Products, Inc.	7,064	281
Kellogg Co.	4,658	246
H.J. Heinz Co.	5,203	245
Reynolds American Inc.	3,489	224
ConAgra Foods, Inc.	8,013	197
Sara Lee Corp.	11,642	191
Campbell Soup Co.	4,649	182
The Clorox Co.	2,399	161
The Hershey Co.	2,796	154
SuperValu Inc.	3,303	152
Wm. Wrigley Jr. Co.	2,562	151
UST, Inc.	2,538	144
Carolina Group	1,692	129
Molson Coors Brewing Co.
Class B	1,037	98
McCormick & Co., Inc.	1,889	70
J.M. Smucker Co.	949	53
PepsiAmericas, Inc.	1,519	37
Alberto-Culver Co.	1,457	35
Universal Corp. (VA)	387	24
Lancaster Colony Corp.	433	18
Nu Skin Enterprises, Inc.	724	13
Lance, Inc.	511	11
WD-40 Co.	300	10
Chiquita Brands
International, Inc.	689	10
Vector Group Ltd.	539	10
Reddy Ice Holdings, Inc.	328	10
Nash-Finch Co.	199	8
Weis Markets, Inc.	163	7
The Topps Co., Inc.	583	6
Alico, Inc.	58	3
Farmer Brothers, Inc.	66	1
		13,511
Energy (11.5%)
ExxonMobil Corp.	90,198	7,160
Chevron Corp.	34,538	2,687
ConocoPhillips Co.	26,129	1,812

Spectra Energy Corp.	10,015	261
Kinder Morgan, Inc.	1,595	170
Teekay Shipping Corp.	903	54
OMI Corp.	1,088	32
Ship Finance International Ltd.	805	24
Crosstex Energy, Inc.	626	19
Tsakos Energy Navigation Ltd.	275	16
Nordic American Tanker
Shipping Ltd.	334	13
General Maritime Corp.	352	11
Knightsbridge Tankers Ltd.	222	6
		12,265
Financials (26.9%)
Capital Markets (1.1%)
The Bank of New York Co., Inc.	11,968	484
Mellon Financial Corp.	6,566	282
American Capital Strategies, Ltd.	2,413	117
Allied Capital Corp.	2,397	69
Nuveen
Investments, Inc. Class A	1,286	69
Federated Investors, Inc.	1,284	49
Apollo Investment Corp.	1,488	33
Waddell & Reed Financial, Inc.	1,304	32
MCG Capital Corp.	873	15
W.P. Stewart & Co., Ltd.	727	7

Commercial Banks (9.2%)
Wells Fargo & Co.	53,027	1,903
Wachovia Corp.	30,332	1,685
U.S. Bancorp	27,879	958
SunTrust Banks, Inc.	5,594	472
PNC Financial Services Group	5,522	409
Regions Financial Corp.	11,546	405
National City Corp.	10,258	375
BB&T Corp.	8,571	357
Fifth Third Bancorp	8,713	354
KeyCorp	6,274	224
M & T Bank Corp.	1,747	195
Marshall & Ilsley Corp.	4,020	193
Synovus Financial Corp.	5,038	159
Comerica, Inc.	2,497	155
Zions Bancorp	1,713	140
Compass Bancshares Inc.	2,021	138
Huntington Bancshares Inc.	3,749	83
First Horizon National Corp.	2,021	79
Popular, Inc.	4,465	75
Associated Banc-Corp.	2,070	67
TCF Financial Corp.	2,173	59
City National Corp.	772	57
Colonial BancGroup, Inc.	2,330	56
UnionBanCal Corp.	901	55
Sky Financial Group, Inc.	1,911	52
Cullen/Frost Bankers, Inc.	990	51

Valley National Bancorp	1,794	46
Wilmington Trust Corp.	1,069	43
Bank of Hawaii Corp.	814	43

9

		Market
		Value•
	Shares	($000)
Fulton Financial Corp.	2,610	38
Whitney Holdings Corp.	1,030	32
BancorpSouth, Inc.	1,270	31
First Midwest Bancorp, Inc.	752	27
Trustmark Corp.	994	26
The South Financial Group, Inc.	1,129	26
FirstMerit Corp.	1,202	25
Umpqua Holdings Corp.	984	25
First Community Bancorp	437	24
Citizens Banking Corp.	1,144	23
Westamerica Bancorporation	469	22
International Bancshares Corp.	740	21
Greater Bay Bancorp	817	21
United Bankshares, Inc.	624	21
Chittenden Corp.	719	21
Alabama National
BanCorporation	316	20
Park National Corp.	221	20
Pacific Capital Bancorp	708	19
Frontier Financial Corp.	752	19
Hancock Holding Co.	475	19
Glacier Bancorp, Inc.	857	18
Susquehanna Bancshares, Inc.	825	18
F.N.B. Corp.	1,086	18
CVB Financial Corp.	1,526	18
MB Financial, Inc.	533	18
Old National Bancorp	1,000	18
First BanCorp Puerto Rico	1,411	18
Provident Bankshares Corp.	498	16
Central Pacific Financial Co.	462	16
National Penn Bancshares Inc.	665	12
Mid-State Bancshares	324	12
S & T Bancorp, Inc.	366	12
First Financial Bankshares, Inc.	299	12
First Commonwealth
Financial Corp.	1,006	11
NBT Bancorp, Inc.	493	11
First Charter Corp.	485	11
City Holding Co.	277	11
Westbanco Inc.	337	10
Community Bank System, Inc.	477	10
Chemical Financial Corp.	365	10
IBERIABANK Corp.	177	9

W Holding Co., Inc.	1,905	9
Community Banks, Inc.	382	9
Amcore Financial, Inc.	309	9
Harleysville National Corp.	521	9
Sandy Spring Bancorp, Inc.	271	9
Community Trust Bancorp Inc.	262	9
First Financial Bancorp	561	8
Independent Bank Corp. (MA)	280	8
Capital City Bank Group, Inc.	267	8
First Source Corp.	317	8
Sterling Financial Corp. (PA)	465	8
First Merchants Corp.	351	8
First Community
Bancshares, Inc.	222	7
Lakeland Bancorp, Inc.	559	7
Independent Bank Corp. (MI)	408	7
Capitol Bancorp Ltd.	218	7
Seacoast Banking Corp.
of Florida	283	6
Integra Bank Corp.	267	6
Simmons First National Corp.	213	6
Renasant Corp.	232	5
Omega Financial Corp.	189	5
Washington Trust Bancorp, Inc.	201	5
S.Y. Bancorp, Inc.	218	5
U.S.B. Holding Co., Inc.	246	5
Suffolk Bancorp	156	5
Sterling Bancorp	283	5
Midwest Banc Holdings, Inc.	280	5
First Bancorp (NC)	215	4
Great Southern Bancorp, Inc.	156	4
Tompkins Trustco, Inc.	66	3
First Financial Corp. (IN)	88	3
Oriental Financial Group Inc.	213	2
Bank of Granite Corp.	143	2
Camden National Corp.	56	2
Peapack Gladstone
Financial Corp.	72	2
Peoples Bancorp, Inc.	88	2
First Indiana Corp.	110	2
Cadence Financial Corp.	103	2
Arrow Financial Corp.	88	2
Farmers Capital Bank Corp.	66	2
Santander BanCorp	77	1
Irwin Financial Corp.	77	1

Consumer Finance (0.4%)
SLM Corp.	6,561	353
Advance America, Cash
Advance Centers, Inc.	1,199	21
Advanta Corp. Class B	275	13
Student Loan Corp.	59	12
Advanta Corp. Class A	80	3

Diversified Financial Services (9.9%)
Citigroup, Inc.	77,845	4,174
Bank of America Corp.	70,629	3,595
JPMorgan Chase & Co.	55,046	2,868

Insurance (3.7%)
The Allstate Corp.	9,879	616
The Travelers Cos., Inc.	10,664	577
The Hartford Financial
Services Group Inc.	5,083	514
The Chubb Corp.	6,536	352
Lincoln National Corp.	4,398	313
Marsh & McLennan Cos., Inc.	8,749	278
XL Capital Ltd. Class A	2,831	221

10

		Market
		Value•
	Shares	($000)
MBIA, Inc.	2,125	148
Cincinnati Financial Corp.	2,736	124
Axis Capital Holdings Ltd.	2,430	90
Fidelity National
Financial, Inc. Class A	3,481	89
Old Republic International Corp.	3,737	79
Willis Group Holdings Ltd.	1,901	78
PartnerRe Ltd.	921	66
Protective Life Corp.	1,137	53
Endurance Specialty
Holdings Ltd.	1,126	42
Arthur J. Gallagher & Co.	1,464	41
Unitrin, Inc.	851	40
IPC Holdings Ltd.	959	29
Aspen Insurance Holdings Ltd.	1,002	27
Commerce Group, Inc.	766	25
Mercury General Corp.	421	23
Zenith National Insurance Corp.	455	21
Erie Indemnity Co. Class A	377	20
Harleysville Group, Inc.	475	15
American National Insurance Co.	110	14
Horace Mann Educators Corp.	617	13
Alfa Corp.	602	11
Safety Insurance Group, Inc.	209	8
Presidential Life Corp.	423	8
Bristol West Holdings, Inc.	163	4
Scottish Re Group Ltd.	656	3
Baldwin & Lyons, Inc. Class B	77	2
Kansas City Life Insurance Co.	33	1
Crawford & Co. Class B	215	1
Crawford & Co.	160	1

Thrifts & Mortgage Finance (2.6%)
Fannie Mae	15,342	904
Freddie Mac	10,919	707
Washington Mutual, Inc.	13,943	585
Hudson City Bancorp, Inc.	9,218	123
People’s United Financial Inc.	4,672	93
New York Community
Bancorp, Inc.	4,667	81
Astoria Financial Corp.	1,552	41
Webster Financial Corp.	885	39
IndyMac Bancorp, Inc.	1,236	37
Washington Federal Inc.	1,396	33
First Niagara Financial
Group, Inc.	1,858	25
MAF Bancorp, Inc.	510	20
Provident Financial Services Inc.	969	17
Municipal Mortgage &
Equity, L.L.C.	579	16
Capitol Federal Financial	317	12
Brookline Bancorp, Inc.	904	11

TrustCo Bank NY	1,097	10
Corus Bankshares Inc.	586	10
Anchor Bancorp Wisconsin Inc.	361	10
Dime Community Bancshares	694	9
Fremont General Corp.	1,200	9
PFF Bancorp, Inc.	300	8
Flagstar Bancorp, Inc.	615	7
Northwest Bancorp, Inc.	228	6
First Financial Holdings, Inc.	181	6
Partners Trust
Financial Group, Inc.	501	6
KNBT Bancorp Inc.	360	5
Bank Mutual Corp.	453	5
Flushing Financial Corp.	318	5
First Busey Corp.	242	5
United Community
Financial Corp.	470	5
OceanFirst Financial Corp.	77	1
* Doral Financial Corp.	935	1
		28,874
Health Care (11.6%)
Johnson & Johnson	46,340	2,976
Pfizer Inc.	112,275	2,971
Merck & Co., Inc.	34,509	1,775
Abbott Laboratories	24,490	1,387
Wyeth	21,209	1,177
Eli Lilly & Co.	17,877	1,057
Bristol-Myers Squibb Co.	31,125	898
Hillenbrand Industries, Inc.	963	59
Brookdale Senior Living Inc.	758	34
Owens & Minor, Inc.
Holding Co.	603	21
LCA-Vision Inc.	335	14
Arrow International, Inc.	334	11
Landauer, Inc.	170	8
Computer Programs and
Systems, Inc.	44	1
		12,389
Industrials (11.6%)
General Electric Co.	163,548	6,028
3M Co.	11,654	965
Caterpillar, Inc.	10,393	755
United Parcel Service, Inc.	10,471	737
Honeywell International Inc.	12,663	686
Emerson Electric Co.	12,604	592
Northrop Grumman Corp.	5,545	408
Raytheon Co.	7,102	380
Waste Management, Inc.	8,503	318
Eaton Corp.	2,369	211
Masco Corp.	6,356	173
Pitney Bowes, Inc.	3,528	169
R.R. Donnelley & Sons Co.	3,473	140
Goodrich Corp.	1,976	112

	Avery Dennison Corp.	1,741	108
	The Timken Co.	1,422	47
	Laidlaw International Inc.	1,315	45
	Hubbell Inc. Class B	867	45
*	Avis Budget Group, Inc.	1,514	43
	GATX Corp.	776	38
	Alexander & Baldwin, Inc.	681	36

11

		Market
		Value•
	Shares	($000)
Deluxe Corp.	801	30
Baldor Electric Co.	708	28
Macquarie
Infrastructure Co. Trust	600	26
Briggs & Stratton Corp.	785	23
Seaspan Corp	798	22
UAP Holding Corp.	766	21
Steelcase Inc.	1,042	20
Knoll, Inc.	871	20
Watsco, Inc.	364	19
Mine Safety Appliances Co.	399	17
ABM Industries Inc.	533	15
McGrath RentCorp	475	14
Quintana Maritime Ltd.	883	14
Barnes Group, Inc.	568	14
Diana Shipping Inc.	653	13
Eagle Bulk Shipping Inc.	554	12
Dryships Inc.	342	12
Genco Shipping and Trading Ltd.	327	12
Healthcare Services Group, Inc.	409	11
Kaman Corp. Class A	433	11
A.O. Smith Corp.	281	11
Pacer International, Inc.	411	11
Ennis, Inc.	418	10
Standex International Corp.	188	5
Diamond Management and
Technology Consultants,Inc.	345	4
The Standard Register Co.	154	2
Xerium Technologies Inc.	154	1
		12,434
Information Technology (0.8%)
Paychex, Inc.	6,038	224
Analog Devices, Inc.	5,302	205
Maxim Integrated Products, Inc.	5,014	159
Microchip Technology, Inc.	3,375	136
Diebold, Inc.	1,003	48
* Verigy Ltd.	901	23
United Online, Inc.	792	11
Methode Electronics, Inc.
Class A	561	8
Nam Tai Electronics, Inc.	491	6
		820
Materials (4.5%)
E.I. du Pont de Nemours & Co.	14,594	718
Dow Chemical Co.	15,306	683
Alcoa Inc.	13,759	488
Freeport-McMoRan
Copper & Gold, Inc. Class B	5,926	398
Nucor Corp.	4,772	303
International Paper Co.	7,246	273
Air Products & Chemicals, Inc.	3,518	269
Weyerhaeuser Co.	3,371	267

PPG Industries, Inc.	2,648	195
Rohm & Haas Co.	2,576	132
Lyondell Chemical Co.	3,857	120
Southern Peru
Copper Corp. (U.S. Shares)	1,397	112
Temple-Inland Inc.	1,673	99
MeadWestvaco Corp.	2,899	97
Eastman Chemical Co.	1,287	87
Lubrizol Corp.	1,089	65
Sonoco Products Co.	1,526	65
Bemis Co., Inc.	1,733	58
Chemtura Corp.	3,963	44
Cabot Corp.	947	43
RPM International, Inc.	1,965	42
Packaging Corp. of America	1,323	33
Louisiana-Pacific Corp.	1,628	32
Worthington Industries, Inc.	1,300	29
Bowater Inc.	918	20
Olin Corp.	1,089	19
Sensient Technologies Corp.	699	18
Spartech Corp.	471	13
Ferro Corp.	610	13
Compass Minerals
International, Inc.	368	13
Glatfelter	711	11
Wausau Paper Corp.	774	10
Arch Chemicals, Inc.	309	9
AMCOL International Corp.	383	9
A. Schulman Inc.	338	8
Schweitzer-Mauduit
International, Inc.	233	6
Greif Inc. Class B Shares	106	5
Chesapeake Corp. of Virginia	171	3
Stepan Co.	44	1
NL Industries, Inc.	88	1
		4,811
Telecommunication Services (5.6%)
AT&T Inc.	98,851	3,828
Verizon Communications Inc.	46,192	1,764
Embarq Corp.	2,357	142
Windstream Corp.	7,620	111
Citizens Communications Co.	5,235	82
Golden Telecom, Inc.	192	11
Alaska Communications
Systems Holdings, Inc.	684	11
FairPoint Communications, Inc.	563	11
CT Communications, Inc.	376	9
Iowa Telecommunications
Services Inc.	449	9
USA Mobility, Inc.	411	9
Surewest Communications	219	6
North Pittsburgh Systems, Inc.	99	2
		5,995

Utilities (8.5%)
Exelon Corp.	10,616	801
Dominion Resources, Inc.	5,597	510
TXU Corp.	7,339	481
Southern Co.	11,732	443
FPL Group, Inc.	6,433	414

12

		Market
		Value•
	Shares	($000)
Duke Energy Corp.	19,846	407
Entergy Corp.	3,311	375
FirstEnergy Corp.	5,081	348
Public Service
Enterprise Group, Inc.	3,962	343
American Electric
Power Co., Inc.	6,231	313
PG&E Corp.	5,586	283
Edison International	5,213	273
PPL Corp.	6,041	263
Sempra Energy	4,146	263
Constellation Energy Group, Inc.	2,820	251
Consolidated Edison Inc.	4,065	208
Progress Energy, Inc.	3,963	200
Ameren Corp.	3,204	168
Xcel Energy, Inc.	6,466	156
DTE Energy Co.	2,799	142
KeySpan Corp.	2,735	113
NiSource, Inc.	4,217	104
Equitable Resources, Inc.	1,967	102
CenterPoint Energy Inc.	5,027	95
Pepco Holdings, Inc.	3,072	91
Wisconsin Energy Corp.	1,858	91
MDU Resources Group, Inc.	2,895	88
ONEOK, Inc.	1,799	87
Alliant Energy Corp.	1,896	83
SCANA Corp.	1,848	80
Northeast Utilities	2,486	80
Pinnacle West Capital Corp.	1,581	76
Integrys Energy Group, Inc.	1,191	67
National Fuel Gas Co.	1,344	63
TECO Energy, Inc.	3,395	61
NSTAR	1,648	59
Energy East Corp.	2,410	58
OGE Energy Corp.	1,499	58
AGL Resources Inc.	1,177	51
UGI Corp. Holding Co.	1,748	50
Aqua America, Inc.	2,155	48
Puget Energy, Inc.	1,819	47
DPL Inc.	1,418	44
Great Plains Energy, Inc.	1,319	43
Atmos Energy Corp.	1,335	42
PNM Resources Inc.	1,246	41
Vectren Corp.	1,362	40
Nicor Inc.	703	36
Westar Energy, Inc.	1,315	36
Hawaiian Electric Industries Inc.	1,253	33
Piedmont Natural Gas, Inc.	1,133	30
Duquesne Light Holdings, Inc.	1,480	30
ITC Holdings Corp.	637	27
IDACORP, Inc.	746	26
Cleco Corp.	885	25

WGL Holdings Inc.	731	25
New Jersey Resources Corp.	442	24
Southwest Gas Corp.	621	24
ALLETE, Inc.	473	23
UniSource Energy Corp.	575	22
Northwest Natural Gas Co.	416	21
South Jersey Industries, Inc.	530	21
NorthWestern Corp.	587	21
Black Hills Corp.	498	20
Avista Corp.	822	19
UIL Holdings Corp.	470	16
Portland General Electric Co.	522	15
Otter Tail Corp.	412	14
Empire District Electric Co.	464	11
MGE Energy, Inc.	313	11
California Water Service Group	289	11
CH Energy Group, Inc.	232	11
The Laclede Group, Inc.	330	10
American States Water Co.	273	10
Central Vermont Public
Service Corp.	88	3
Cascade Natural Gas Corp.	99	3
		9,082
Total Common Stocks
(Cost $102,529)		107,101

13

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.4%)
1 Vanguard Market Liquidity
Fund, 5.259%
(Cost $431)	431,098	431
Total Investments (100.5%)
(Cost $102,960)		107,532
Other Assets and Liabilities (–0.5%)
Other Assets—Note B		459
Liabilities		(963)
		(504)
Net Assets (100%)		107,028

At April 30, 2007, net assets consisted of:[2]
Amount
($000)
Paid-in Capital	102,220
Undistributed Net Investment Income	191
Accumulated Net Realized Gains	45
Unrealized Appreciation	4,572
Net Assets	107,028

Investor Shares—Net Assets
Applicable to 2,251,221 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	47,879
Net Asset Value Per Share—
Investor Shares	$21.27

ETF Shares—Net Assets
Applicable to 1,101,995 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	59,149
Net Asset Value Per Share—
ETF Shares	$53.67

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

14

Statement of Operations

November 10, 2006[1] to
April 30, 2007
($000)
Investment Income
Income
Dividends	912
Interest[2]	17
Security Lending	1
Total Income	930
Expenses
The Vanguard Group—Note B
Investment Advisory Services	8
Management and Administrative
Investor Shares	34
ETF Shares	21
Marketing and Distribution
Investor Shares	—
ETF Shares	2
Custodian Fees	32
Shareholders’ Reports
Investor Shares	3
ETF Shares	—
Total Expenses	100
Net Investment Income	830
Realized Net Gain (Loss) on Investment Securities Sold	45
Unrealized Appreciation (Depreciation) of Investment Securities	4,572
Net Increase (Decrease) in Net Assets Resulting from Operations	5,447

1  Inception.

2  Interest income from an affiliated company of the fund was $17,000.

15

Statement of Changes in Net Assets

November 10, 2006[1] to
April 30, 2007
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	830
Realized Net Gain (Loss)	45
Unrealized Appreciation (Depreciation)	4,572
Net Increase (Decrease) in Net Assets Resulting from Operations	5,447
Distributions
Net Investment Income
Investor Shares	(257)
ETF Shares	(382)
Realized Capital Gain
Investor Shares	—
ETF Shares	—
Total Distributions	(639)
Capital Share Transactions—Note E
Investor Shares	45,919
ETF Shares	56,301
Net Increase (Decrease) from Capital Share Transactions	102,220
Total Increase (Decrease)	107,028
Net Assets
Beginning of Period	—
End of Period[2]	107,028

1  Inception.

2  Net Assets—End of Period includes undistributed net investment income of $191,000.

16

Financial Highlights

High Dividend Yield Index Fund Investor Shares
November 16, 2006[1] to
For a Share Outstanding Throughout the Period	April 30, 2007
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	.248[2]
Net Realized and Unrealized Gain (Loss) on Investments	1.191
Total from Investment Operations	1.439
Distributions
Dividends from Net Investment Income	(.169)
Distributions from Realized Capital Gains	—
Total Distributions	(.169)
Net Asset Value, End of Period	$21.27

Total Return[3]	7.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$48
Ratio of Total Expenses to Average Net Assets	0.40%*
Ratio of Net Investment Income to Average Net Assets	2.47%*
Portfolio Turnover Rate[4]	15%*

1  Inception.

2  Calculated based on average shares outstanding.

3  Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

4  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF creation units.

*  Annualized.

17

High Dividend Yield Index Fund ETF Shares
November 10, 2006[1] to
For a Share Outstanding Throughout the Period	April 30, 2007
Net Asset Value, Beginning of Period	$50.04
Investment Operations
Net Investment Income	.669[2]
Net Realized and Unrealized Gain (Loss) on Investments	3.404
Total from Investment Operations	4.073
Distributions
Dividends from Net Investment Income	(.443)
Distributions from Realized Capital Gains	—
Total Distributions	(.443)
Net Asset Value, End of Period	$53.67

Total Return	8.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$59
Ratio of Total Expenses to Average Net Assets	0.25%*
Ratio of Net Investment Income to Average Net Assets	2.62%*
Portfolio Turnover Rate[3]	15%*

1  Inception.

2  Calculated based on average shares outstanding.

3  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF creation units.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Notes to Financial Statements

Vanguard High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Whitehall Funds. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares were first issued on November 16, 2006, and are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares were first issued on November 10, 2006, and first offered to the public on November 16, 2006. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2007, the fund had contributed capital of $9,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

19

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2007, the cost of investment securities for tax purposes was $102,960,000. Net unrealized appreciation of investment securities for tax purposes was $4,572,000, consisting of unrealized gains of $5,540,000 on securities that had risen in value since their purchase and $968,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the period ended April 30, 2007, the fund purchased $107,278,000 of investment securities and sold $4,795,000 of investment securities other than temporary cash investments.

E. Capital share transactions for each class of shares were:

	Inception[1] to April 30, 2007
	Amount	Shares
	($000)	(000)
Investor Shares
Issued	51,050	2,500
Issued in Lieu of Cash Distributions	217	11
Redeemed	(5,348)	(260)
Net Increase (Decrease) in Shares Outstanding—Investor Shares	45,919	2,251
ETF Shares
Issued	56,301	1,102
Issued in Lieu of Cash Distributions	—	—
Redeemed	—	—
Net Increase (Decrease) in Shares Outstanding—ETF Shares	56,301	1,102

1  Inception was November 16, 2006, for Investor Shares and November 10, 2006, for ETF Shares.

20

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard High Dividend Yield Index Fund approved the launch of the fund in November 2006, utilizing an internalized management structure whereby The Vanguard Group, Inc.—through its Quantitative Equity Group (QEG)—provides investment advisory services to the fund at cost. The board determined prior to the fund’s launch that the investment advisory arrangement with Vanguard would be in the best interests of the fund and its prospective shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the benefits to shareholders of selecting QEG as the advisor to the fund, particularly in light of the nature, extent, and quality of services to be provided by QEG. The board noted that Vanguard’s expense-ratio advantage and index-tracking capabilities would provide more income to investors after expenses.

Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Vanguard adheres to a sound, disciplined investment management process; the portfolio management team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted selection of the advisory arrangement.

Investment performance

The board determined that, in its management of other Vanguard funds, QEG has a track record of consistent performance and disciplined investment processes. Information about the fund’s performance since inception can be found in the Performance Summary section of this report.

Cost

The board considered the cost of services to be provided, including consideration of competitive fee rates, and concluded that, after the implementation of the arrangement with Vanguard, the fund’s advisory expense ratio would be well below the average advisory expense ratio for its peer group. Information about the fund’s expense ratio appears in the Financial Statements section of this report.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement after a one-year period.

21

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

22

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
147 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
147 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
147 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York since 2005 and of Schuylkill River Development Corporation and
Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer since 2006, Vice President and Chief Information Officer
147 Vanguard Funds Overseen	(1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
147 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005; Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004), Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
147 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
147 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
147 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
147 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo are
trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People
with Hearing Impairment > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by calling
with the offering of shares of any Vanguard	Vanguard at 800-662-2739. They are also available from
fund only if preceded or accompanied by	the SEC’s website, www.sec.gov. In addition, you may
the fund’s current prospectus.	obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6232 062007

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)  Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS
BY:
(signature)

(HEIDI STAM)
JOHN J. BRENNAN
CHIEF EXECUTIVE OFFICER

Date: June 14, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS
BY:
(signature)

(HEIDI STAM)
JOHN J. BRENNAN
CHIEF EXECUTIVE OFFICER

Date: June 14, 2007

VANGUARD WHITEHALL FUNDS
BY:
(signature)

(HEIDI STAM)
THOMAS J. HIGGINS*
TREASURER

Date: June 14, 2007

*By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.